=================================================================



                           BASE TRUST AGREEMENT

                                  between

                         STRUCTURED PRODUCTS CORP.

                                 Depositor

                                    and

                  DELAWARE TRUST CAPITAL MANAGEMENT, INC.

                                  Trustee

                      Dated as of September 15, 1997




=================================================================

                         TABLE OF CONTENTS
                                                             PAGE

                            ARTICLE I.

                    DEFINITIONS AND ASSUMPTIONS

 Section 1.1.    DEFINITIONS .................................  1
 Section 1.2.    RULES OF CONSTRUCTION ....................... 14

                            ARTICLE II.

          DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES

 Section 2.1.    CREATION AND DECLARATION OF TRUSTS; ASSIGNMENT
                   OF DEPOSITED ASSETS........................ 14
 Section 2.2.    ACCEPTANCE BY TRUSTEE ....................... 17
 Section 2.3.    RESERVED .................................... 18
 Section 2.4. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                 THE ADMINISTRATOR............................ 18
 Section 2.5.    BREACH OF REPRESENTATION, WARRANTY OR
                    COVENANT.................................. 19
 Section 2.6.    AGREEMENT TO AUTHENTICATE AND DELIVER
                    CERTIFICATES.............................. 20

                           ARTICLE III.

                          ADMINISTRATION

 Section 3.1.    ADMINISTRATION OF EACH TRUST ................ 20
 Section 3.2.    ADMINISTRATION AGREEMENTS.................... 21
 Section 3.3.    SUCCESSOR ADMINISTRATORS..................... 21
 Section 3.4.    NO CONTRACTUAL RELATIONSHIP BETWEEN
                   ADMINISTRATORS AND CERTIFICATEHOLDERS...... 22
 Section 3.5.    COLLECTION OF CERTAIN DEPOSITED ASSET
                   PAYMENTS................................... 22
 Section 3.6.    INVESTMENT OF FUNDS IN THE ACCOUNTS ......... 22
 Section 3.7.    RESERVED .................................... 23
 Section 3.8.    REALIZATION UPON DEFAULTED DEPOSITED ASSETS . 23
 Section 3.9.    RESERVED .................................... 25
 Section 3.10.   ADMINISTRATOR'S COMPENSATION AND
                   REIMBURSEMENT.............................. 25
 Section 3.11.   STATEMENT AS TO COMPLIANCE .................. 25
 Section 3.12.   INDEPENDENT PUBLIC ACCOUNTANTS' ADMINISTRATION
                   REPORT..................................... 25
 Section 3.13.   ACCESS TO CERTAIN DOCUMENTATION ............. 26
 Section 3.14.   DUTIES OF THE ADMINISTRATOR ................. 26
 Section 3.15.   DEPOSITOR TO FURNISH NAMES AND ADDRESSES OF
                   HOLDERS TO TRUSTEE......................... 27
 Section 3.16.   PRESERVATION OF INFORMATION, COMMUNICATIONS TO
                   HOLDERS ................................... 27

                            ARTICLE IV.

          DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

 Section 4.1.    DISTRIBUTIONS ............................... 27
 Section 4.2.    REPORTS TO CERTIFICATEHOLDERS ............... 27
 Section 4.3.    ADVANCES .................................... 29
 Section 4.4.    COMPLIANCE WITH WITHHOLDING REQUIREMENTS .... 30
 Section 4.5.    OPTIONAL EXCHANGE ........................... 30

                            ARTICLE V.

                         THE CERTIFICATES

 Section 5.1.    THE CERTIFICATES ............................ 32
 Section 5.2.    EXECUTION, AUTHENTICATION AND DELIVERY ...... 36
 Section 5.3.    TEMPORARY CERTIFICATES ...................... 37
 Section 5.4.    REGISTRATION; REGISTRATION OF TRANSFER AND
                   EXCHANGE................................... 38
 Section 5.5.    MUTILATED, DESTROYED, LOST AND STOLEN
                   CERTIFICATES............................... 42
 Section 5.6.    DISTRIBUTION OF INTEREST; INTEREST RIGHTS
                   PRESERVED.................................. 43
 Section 5.7.    PERSONS DEEMED OWNERS ....................... 45
 Section 5.8.    CANCELLATION ................................ 46
 Section 5.9.    GLOBAL SECURITIES ........................... 46
 Section 5.10.   NOTICES TO DEPOSITARY ....................... 47
 Section 5.11.   DEFINITIVE CERTIFICATES ..................... 47
 Section 5.12.   CURRENCY OF DISTRIBUTIONS IN RESPECT OF
                   CERTIFICATES............................... 48
 Section 5.13.   CONDITIONS OF AUTHENTICATION AND DELIVERY OF
                   NEW SERIES................................. 49
 Section 5.14.   APPOINTMENT OF PAYING AGENT ................. 50
 Section 5.15.   AUTHENTICATING AGENT ........................ 51
 Section 5.16.   EVENTS OF DEFAULT ........................... 52
 Section 5.17.   CONTROL BY HOLDERS .......................... 52
 Section 5.18.   WAIVER OF PAST DEFAULTS ..................... 53

                            ARTICLE VI.

            THE DEPOSITOR AND THE ADMINISTRATOR

 Section 6.1.    THE DEPOSITOR................................ 53
 Section 6.2.    MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE
                 ADMINISTRATOR................................ 56
 Section 6.3.    LIMITATION ON LIABILITY OF THE DEPOSITOR AND THE
                 ADMINISTRATOR................................ 57
 Section 6.4.    LIMITATION ON RESIGNATION OF THE
                 ADMINISTRATOR................................58

 Section 6.5.    RIGHTS OF THE DEPOSITOR IN RESPECT OF THE
                   ADMINISTRATOR.............................. 58
 Section 6.6.    DEPOSITOR MAY PURCHASE CERTIFICATES ......... 59
 Section 6.7.    THE ADMINISTRATOR AND OTHER PARTIES ......... 59
 Section 6.8.    PREFERENTIAL COLLECTION OF CLAIMS AGAINST
                   DEPOSITOR.................................. 59

                           ARTICLE VII.

                 ADMINISTRATOR TERMINATION EVENTS

 Section 7.1.    ADMINISTRATOR TERMINATION EVENTS ............ 59
 Section 7.2.    TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR .... 62
 Section 7.3.    NOTIFICATION TO CERTIFICATEHOLDERS .......... 63
 Section 7.4.    WAIVER OF ADMINISTRATOR TERMINATION EVENTS... 63

                           ARTICLE VIII.

                      CONCERNING THE TRUSTEE

 Section 8.1.    AUTHORITY AND DUTIES OF TRUSTEE; NOTICE OF
                   DEFAULTS................................... 64
 Section 8.2.    CERTAIN MATTERS AFFECTING THE TRUSTEE ....... 67
 Section 8.3.    TRUSTEE NOT LIABLE FOR RECITALS IN
                   CERTIFICATES OR DEPOSITED ASSETS........... 68
 Section 8.4.    TRUSTEE MAY OWN CERTIFICATES ................ 69
 Section 8.5.    COMPENSATION OF TRUSTEE ..................... 69
 Section 8.6.    ELIGIBILITY REQUIREMENTS FOR TRUSTEE ........ 70
 Section 8.7.    RESIGNATION OR REMOVAL OF THE TRUSTEE ....... 70
 Section 8.8.    SUCCESSOR TRUSTEE ........................... 71
 Section 8.9.    MERGER OR CONSOLIDATION OF TRUSTEE .......... 72
 Section 8.10.   APPOINTMENT OF CO-TRUSTEE OR SEPARATE
                   TRUSTEE ................................... 72
 Section 8.11.   APPOINTMENT OF OFFICE OR AGENCY ............. 73
 Section 8.12.   REPRESENTATIONS AND WARRANTIES OF TRUSTEE ... 73
 Section 8.13.   TRUSTEE TO ACT ONLY IN ACCORDANCE WITH THIS
                   AGREEMENT OR PURSUANT TO INSTRUCTIONS OF
                   CERTIFICATEHOLDERS......................... 74
 Section 8.14.   ACCOUNTING AND REPORT TO CERTIFICATEHOLDERS,
                   INTERNAL REVENUE SERVICE AND OTHERS........ 75
 Section 8.15.   SIGNATURE ON RETURNS ........................ 75

                            ARTICLE IX.

                            TERMINATION

 Section 9.1.    TERMINATION UPON PURCHASE OR LIQUIDATION OF ALL
                 DEPOSITED ASSETS............................ 76

                            ARTICLE X.

                     MISCELLANEOUS PROVISIONS

 Section 10.1.   AMENDMENT ................................... 77
 Section 10.2.   COUNTERPARTS ................................ 79
 Section 10.3.   LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS .. 79
 SECTION 10.4.   GOVERNING LAW ............................... 80
 Section 10.5.   NOTICES ..................................... 80
 Section 10.6.   SEVERABILITY OF PROVISIONS .................. 80
 Section 10.7.   NOTICE TO RATING AGENCY ..................... 81
 Section 10.8.   GRANT OF SECURITY INTEREST .................. 81
 Section 10.9.   NONPETITION COVENANT ........................ 82
 Section 10.10.  NO RECOURSE ................................. 83
 Section 10.11.  ARTICLE AND SECTION REFERENCES .............. 83
 Section 10.12.  CONFLICT WITH TRUST INDENTURE ACT. .......... 83

          BASE TRUST AGREEMENT dated as of September 15, 1997, between STRUCTURED PRODUCTS CORP., a Delaware corporation, as depositor, and DELAWARE TRUST CAPITAL MANAGEMENT, a Delaware banking corporation, acting not in its individual capacity but solely as trustee, (the "Trustee").

                       PRELIMINARY STATEMENT

          The Depositor and the Trustee have duly authorized the execution and delivery of this Trust Agreement to provide for one or more Series (and one or more Classes within each such Series) of Trust Certificates, issuable from time to time as provided in this Agreement. Each such Series (or each Class within such Series) of Certificates will be issued only under a separate Series Supplement to this Agreement duly executed and delivered by the Depositor, the Administrator, if any, specified in the applicable Series Supplement, and the Trustee. All representations, covenants and agreements made herein by each of the Depositor, the Administrator, if any, and the Trustee are for the benefit and security of the Certificateholders and the Noteholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                             ARTICLE I.

                    DEFINITIONS AND ASSUMPTIONS


          Section 1. DEFINITIONS. Except as otherwise specified herein or in the applicable Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

          "Account": As defined in Section 3.10.

          "Accounting Date": With respect to any Series, if applicable, as defined in the related Series Supplement.

          "Administrator":   With   respect   to   any  Series  of
Certificates, the Person, if any, specified in the applicable Series Supplement for such Series (which Person shall have agreed pursuant to such Series Supplement to assume all the duties, obligations, responsibilities and liabilities of the Administrator as set forth in this Agreement and such Series Supplement  with respect to such Series), until a successor
Person  shall  have  become  the   Administrator  pursuant  to  the
applicable provisions of this Agreement and such Series Supplement, and thereafter "Administrator" shall mean such successor Person.

          "Administrator Termination Event": As defined  in  Section
7.1.

          "Administrative Fee": With respect to any Series, if applicable, as defined in the related Series Supplement.

          "Administration Agreement": The written contract, if any, between any Administrator specified in the applicable Series Supplement and the Trustee, relating to the delegation of administrative responsibilities hereunder and under the related Series Supplement as provided in Section
3.2 and under the Basic Documents for such Series.

          "Affiliate": With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement": With respect to any Series of Certificates, this Base Trust Agreement and all amendments hereof and, unless the context otherwise requires, the related Series Supplement.

          "Allowable Expense Amount": With respect to any Series, as specified in the related Series Supplement.

          "Authenticating Agent": As defined in Section 5.15.

          "Authorized Newspaper": A newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section
5.1 with respect to the Certificates of any Series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

          "Available Funds": The meaning specified in the applicable Series Supplement.

          "Basic Documents": With respect to any Series, if applicable, as defined in the related Series Supplement.

          "Bearer Certificate": Any Certificate (with or without Coupons), title to which passes by delivery only, but exclusive of any Coupons.

          "Board of Directors": Either the Board of Directors of the Depositor or any executive or committee of such Board duly authorized under applicable law to act on behalf of such Board.

          "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivery to the Trustee.

          "Business Day": Any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in the state of the Corporate Trust Office or Place of Distribution is authorized or obligated by law, regulation or executive order to close or any day which is not a business day with respect to the Deposited Assets, except as otherwise specified pursuant to Section 5.1.

          "Call Premium Percentage": With respect to any Series (or Class within such Series), if applicable, as defined in the related Series Supplement.

          "Certificate Account": As defined in Section 3.9.

          "Certificate Owners": As defined in Section 5.9.

          "Certificate Principal Balance": With respect to an Outstanding Certificate, as determined at any time, the maximum amount that the Holder thereof is entitled to receive as distributions allocable to principal payments on the Deposited Assets. The Certificate Principal Balance, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series Supplement), as of any date of determination, shall be equal to the aggregate initial Certificate Principal Balance thereof less the sum of (i) all amounts allocable to prior distributions made to such Class in respect of principal of the Deposited Assets and (ii) any reductions attributable to Certificates surrendered in exchange for Deposited Assets, as and to the extent provided in the applicable Series Supplement.

          "Certificateholder": Any Holder of a Certificate.

          "Certificate    Register"   and   "Certificate   Registrar":   As
respectively defined in Section 5.4.

          "Certificates":  Any   Trust   Certificates  authorized  by,  and
authenticated and delivered under, this Agreement.

          "Class": With respect to any Series, any one of the classes of Certificates of such Series, each consisting of Certificates having identical terms.

          "Closing  Date":  With respect to any Series, the  day  on  which
Certificates  of  such  Series  are   first   executed,  authenticated  and
delivered.

          "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.


          "Collection Period": With respect to any Distribution Date for a Series (or Class within such Series), the period specified in the related Series Supplement.

          "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Agreement such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

          "Corporate Trust Office": The principal corporate trust office of the Trustee located at the address set forth in the related Series Supplement or such other addresses as the Trustee may designate from time to time by notice to the Holders, the Administrator, if any, and the Depositor, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Holders, the Administrator, if any, and the Depositor).

          "Coupon":   Any   interest   coupon   appertaining  to  a  Bearer
Certificate.

          "Coupon Certificate": Any Bearer Certificate authenticated and delivered with one or more Coupons appertaining thereto.

          "Currency": Dollars or Foreign Currency.

          "Cut-off Date": With respect to any Series, the date specified as such in the related Series Supplement. For purposes of this Agreement, any Deposited Asset acquired by the Depositor after the applicable Cut-off Date but prior to the applicable Closing Date and included in the related Trust as of such Closing Date shall be deemed to have been Outstanding as of such Cut-off Date and references to the principal balance of such Deposited Asset as of such Cut-off Date shall be deemed to be to the principal balance of such Deposited Asset as of the date on which it was acquired by the Depositor.

          "Definitive Certificates": As defined in Section 5.9.


          "Depositary": With respect to the Certificates of any Series (or Class within such Series) issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Depositor pursuant to Section 5.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Certificates of any such Series or Class shall mean the Depositary with respect to the Certificates of that Series or Class.

          "Deposited Assets": With respect to any Series, the asset or assets Granted as part of the Trust for such Series or acquired (or, in the case of an agreement, entered into) by the Trust for the benefit of the Holders of such Series, all as identified in the Deposited Assets Schedule to the related Series Supplement. The Deposited Assets for any such Series or the related Trust shall not constitute Deposited Assets for any other Series or any other Trust.

          "Deposited Assets Schedule": With respect to any Series, a listing of the Deposited Assets for such Series as of the Closing Date, including, with respect to each Deposited Asset, the obligor and the principal balance thereof, which shall be attached to such Series Supplement as Schedule A.

          "Depositor": Structured Products Corp., a Delaware corporation, and, if a successor Person shall have become the Depositor pursuant to any applicable provisions of this Agreement, "Depositor" shall mean such successor Person.

          "Depositor Order" or "Depositor Request": A written order or request, respectively, signed in the name of the Depositor by any two of its Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided that (i) any such order or request shall be signed by either the President or a Vice President and (ii) no person may sign in a dual capacity.

          "Depository Agreement": If applicable, the agreement pursuant to which the Depositary will agree to act as Depositary with respect to any Series (or Class within such Series) of Certificates in accordance with
Section 5.9.

          "Discount Certificate": Any Certificate that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and any other Certificate designated by the Depositor as issued with original issue discount for United States Federal income tax purposes.

          "Distribution Date": With respect to any Series (or Class within such Series) of Certificates, each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

          "Dollar" or "$" or "USD": Such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "Eligible Account": Either (i) an account or accounts maintained with a Federal or State chartered depository institution or trust company, the-long term unsecured debt obligations of which are rated by the Rating Agency the higher of (x) at least the then current long-term rating of the Deposited Assets or (y) one of its two highest long-term rating categories (unless otherwise specified in the Series Supplement) at the time any amounts are held in deposit therein or (ii) a trust account or accounts maintained as a segregated account or as segregated accounts and held by a Federal or State chartered depository institution or trust company in trust for the benefit of the Certificateholders; provided, however, that such depositary institution or trust company has a long-term rating in one of the four highest rating categories by the Rating Agency.

          "Eligible Expense": With respect to any Series, as specified in the related Series Supplement.

          "Event of Default": With respect  to  any Series (or Class within
such  Series)  of  Certificates,  as  specified  in  the   related   Series
Supplement.

          "Exchange Act": The Securities Exchange Act of 1934, as amended.

          "Exchange Rate Agent": With respect to any Series (or Class within such Series) of Certificates, if applicable, the Depositor or its agent so specified in the related Series Supplement.

          "Executive Officer": With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any partnership, any general partner thereof.

          "Extraordinary Trust Expense": With respect to any Series, as specified in the related Series Supplement.

          "Foreign Currency": A currency issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

          "Global Security": A Registered Certificate or Bearer Certificate evidencing all or part of a Series (or Class within such Series) of Certificates, issued to the Depositary for such Series or Class in accordance with Section 5.9 and bearing the legend prescribed therein.

          "Grant": To sell, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm to the Trustee pursuant to this Agreement and a related Series Supplement; and the terms "Granted" and "Granting" have the meanings correlative to the foregoing. A Grant of any Deposited Assets or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, premium, if any, and interest payments in respect of such Deposited Assets and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Holder":   With   respect   to  a  Registered  Certificate,  the
Registered Holder thereof and, with respect to a Bearer Certificate or a Coupon, the bearer thereof.

          "Indenture":   With  respect  to each Series,  the  Series  Trust
Indenture, if any, executed by the Trust in connection with the issuance by the Trust of Notes in respect of the Deposited Assets for such Series.

          "Independent": When used with respect to any specified Person means that the Person (1) is in fact independent of the Depositor and the Administrator, if any, and of any Affiliate of any of the foregoing Persons, (2) does not have any direct or indirect financial interest in the Depositor or the Administrator, if any, or in any Affiliate of either of the foregoing Persons which is material with respect to such Person and (3) is not connected with the Depositor or the Administrator, if any, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate of an Independent Person, as required by the TIA.

          "Liquidation   Proceeds":   The   amounts    received    by   the
Administrator, if any, or the Trustee in connection with (i) the liquidation of a defaulted Deposited Asset or collateral, if any, related thereto or (ii) the repurchase, substitution or sale of a Deposited Asset.

          "Notes": With respect to any Series, the notes issued pursuant to an Indenture for such Series in respect of the Deposited Assets for such Series.

          "Notional Amount": With respect to any Class of Certificates, if applicable, the initial notional amount specified in the related Series Supplement on which distributions of interest may be determined at the applicable Pass Through Rate, as the same may be adjusted as specified in such Series Supplement.

          "Officer's Certificate": A certificate signed by any one (or, if specified in this Agreement or any Series Supplement, more than one) Executive Officer of the Depositor or Administrator, as applicable, or, in the case of the Trustee, a Responsible Officer.

          "Opinion of Counsel": A written opinion of counsel, who may, except as otherwise expressly provided in this Agreement, be counsel for the Depositor or the Administrator, if any, acceptable to the Trustee, except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account must be an opinion of counsel who is in fact Independent of the Depositor and the Administrator, if any.

          "Optional Exchange Date": With respect to any Series (or Class with such Series), as defined, if applicable, in the related Series Supplement.

          "Outstanding": With respect to Certificates of a specified Series (or Class within such Series), as of any date of determination, all such Certificates theretofore authenticated and delivered under this Agreement and the related Series Supplement except:

            (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

           (ii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the Holders of the required percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates beneficially owned by the Depositor, or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Holder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates with respect to which the Depositor has provided the Trustee an Officer's
Certificate stating that such Certificates are so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not, to the knowledge of the Trustee, the Depositor, the Administrator, if any, or any Affiliate of any thereof so owned. The principal amount or notional amount, as applicable, of a Discount Certificate that shall be deemed to be Outstanding for the determination referred to in the foregoing proviso shall be the Certificate Principal Balance or Certificate Notional Amount, as applicable, with respect thereto as of the date of such determination, and the principal amount or notional amount, as applicable, of a Certificate denominated in a Foreign Currency that shall be deemed to be Outstanding for purposes of the determination referred to in the foregoing provision shall be the amount calculated pursuant to Section 5.12(c).

          "Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

          "Pass Through Rate": With respect to any Series (or Class within such Series) of Certificates (except certain Discount Certificates and Certificates entitled to nominal or no interest distributions) the annual rate at which interest accrues on the Certificates of such Series (or Class), which may be a fixed rate or a floating rate of interest, determined upon the basis and in the manner specified in the related Series Supplement.

          "Paying Agent": As defined in Section 5.14.

          "Percentage Interest": With respect to a Certificate of any Series or Class within a Series, the portion of such Series or Class evidenced by such Certificate, expressed as a percentage, equal to the product of (x) a fraction, the numerator of which is the initial Certificate Principal Balance or Notional Amount, as applicable, represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of all the Certificates of such Series or Class and (y) 100.

          "Permitted Investments": With respect to any Series, unless otherwise specified in the related Series Supplement, any one or more of the following obligations or securities, provided that the total return specified by the terms of each such obligation or security is at least equal to the purchase price thereof:

            (i) direct obligations of, and obligations fully guaranteed by, the United States, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit System or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States of America; provided that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System shall be Permitted Investments only if, at the time of investment, it has the rating specified in such Series Supplement for Permitted Investments;

           (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by Federal and/or State banking authorities, so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the rating specified in such Series Supplement for Permitted Investments; PROVIDED, however, that such rating shall be no lower than the rating on the Deposited Assets at the time of purchase of the investments;

          (iii) repurchase agreements with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States, with an entity having the credit rating specified in such Series Supplement for Permitted Investments;

           (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that have the rating specified in such Series Supplement for Permitted Investments at the time of such investment or contractual commitment providing for such investment; provided, however, that such rating shall be no lower than the rating on the Deposited Assets; provided, further, that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Deposited Assets and Permitted Investments held as part of the Trust for such Series;

            (v) commercial paper having at the time of such investment the rating specified in the Series Supplement for Permitted Investments;

           (vi)     a  Guaranteed  Investment   Contract  if  and  only  if
specified in the related Series Supplement, provided that the Rating Agency Condition is met; and

          (vii) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Trustee or any of its Affiliates is investment manager or advisor) provided that the Rating Agency Condition is met.

          "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Distribution": With respect to any Series (or Class within such Series) of Certificates, the place or places where the principal of (and premium, if any) and interest on the Certificates of such Series (or Class) are distributable as specified pursuant to Section 5.1.

          "Predecessor Certificate": With respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate; and, for the purpose of this definition, any Certificate authenticated and delivered under Section 5.5 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same interest as the lost, destroyed or stolen Certificate.

          "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

          "Rating Agency": With respect to any Series (or Class within such Series), each nationally recognized rating organization specified in the related Series Supplement that initially rates the Certificates of such Series (or Class).

          "Rating Agency Condition": With respect to any action or occurrence, unless otherwise specified in the applicable Series Supplement, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor, the Trustee and the
Administrator, if any, in writing that such action or occurrence will not result in a reduction or withdrawal of the then current rating of any Certificate of the applicable Series.

          "Record Date": With respect to any Distribution Date for any Series (or Class within such Series) of Registered Certificates, the date specified in the related Series Supplement.

          "Registered  Certificate":  Any   Certificate  registered  as  to
principal, premium, if any, and interest in the Certificate Register.

          "Registered  Holder":  The  Person in  whose  name  a  Registered
Certificate is registered in the Certificate Register on the applicable Record Date.

          "Required Interest": Unless otherwise specified in the related Series Supplement, with respect to the Outstanding Certificates of any Series or any Class thereof, the accrued and undistributed interest on the Certificate Principal Balance or Notional Amount of such Outstanding Certificates (or the amount due under any related Coupons), computed at the applicable Pass Through Rate.

          "Required Percentage-Amendment": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series (or of a designated Class or group of Classes within such Series) (either voting as separate Classes or as a single Class) applicable to such matter, all as specified in the applicable Series Supplement.

          "Required Percentage-Definitive Certificates": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

          "Required Percentage-Direction of Trustee": Unless otherwise specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

          "Required Percentage-Remedies": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

          "Required   Percentage-Removal   of  Trustee":  Unless  otherwise
specified in the related Series Supplement, greater than 50% of the aggregate Voting Rights of Certificates of such Series.

          "Required Percentage-Waiver": Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

          "Required Rating": With respect to any Series (or Class within such Series), the rating category (or categories) specified in the Series Supplement that, as a condition to the issuance of such Series or Class, is (or are) the lowest category (or categories) in which the Certificates of such Series or Class may be categorized by the Rating Agency.

          "Requisite Reserve Amount": As of any date with respect to any Series (or Class within such Series) of Certificates, the amount, if any, required to be maintained in the Reserve Account, if any, for such Series or Class as specified in or determined pursuant to the related Series Supplement.

          "Reserve Account": An Eligible Account, if any, created and maintained pursuant to Section 3.11.

         "Responsible Officer": With respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Scheduled Final Distribution Date": With respect to any Certificate, the date on which all the unpaid principal of (and premium, if any, on) such Certificate is scheduled, without giving effect to any prepayment, exchange or early termination, to become due and payable as provided therein and in the applicable Series Supplement.

          "Series": A separate series of Certificates issued pursuant to this Agreement and a related Series Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

          "Series Supplement": An agreement supplemental to this Agreement that authorizes the issuance of a particular Series (and each Class within such Series) of Certificates.

          "Specified   Currency":   As   defined   in  the  related  Series
Supplement.

          "State": Any one of the 50 states of the United States or the District of Columbia.

          "Term  Assets   Issuer":   As   defined  in  the  related  Series
Supplement.

          "TIA": The Trust Indenture Act of 1939, as amended.

          "Trust": The TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 created hereunder.

          "Trustee": With respect to each Series, the Person so specified in the applicable Series Supplement (which Person shall have agreed pursuant to such Series Supplement to assume all the duties, obligations, responsibilities and liabilities of the Trustee as set forth in this Agreement and such Series Supplement with respect to the related Series of Certificates) for such Series, acting not in its individual capacity but solely in its capacity as Trustee, or any co-trustee appointed pursuant to
Section 8.10, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement and the applicable Series Supplement, and thereafter "Trustee" shall mean such successor Person.

          "Uniform Commercial Code": The Uniform Commercial Code as in effect in the relevant jurisdiction or, with respect to the State of

Louisiana, the equivalent body of statutory and common law.

          "United States": The United States of America (including the States), its territories, its possessions and other areas subject to its jurisdiction.

          "Voting Rights": With respect to any Series (or Class within such Series) of Certificates, the portion of the aggregate voting rights of the Certificates of such Series or Class which shall be allocated to any Certificate as specified in the applicable Series Supplement.

          Section 1.2.   RULES   OF   CONSTRUCTION.  Unless   the   context
otherwise requires:

            (i)     a term has the meaning assigned to it;

           (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

          (iii)     "or" is not exclusive;

           (iv) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

            (v)     "including" means including without limitation; and

           (vi) words in the singular include the plural and words in the plural include the singular.


                            ARTICLE II.

          DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES

          Section 2.1. CREATION AND DECLARATION OF TRUSTS; ASSIGNMENT OF DEPOSITED ASSETS. (a) The Depositor, concurrently with the execution and delivery hereof, does hereby agree to (i) Grant to the Trust, for the benefit of the Certificateholders of each given Series of Certificates and without recourse, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Deposited Assets attributable to each such Series (except for the Deposited Assets attributable to such Series which are not Granted by the Depositor, as specified in the Deposited Assets Schedule to the applicable Series Supplement), now existing or hereafter acquired, in each case as identified on the applicable Deposited Assets Schedule set forth in the Series Supplement for such Series, and all other assets included or to be included in the respective Trust for the benefit of the Certificateholders of each such Series or (ii) deliver to the Trustee for deposit in the Certificate Account an amount, in immediately available funds in a form acceptable to the Trustee, sufficient to acquire the Deposited Assets attributable to such Series, in each case as identified on the Deposited Asset Schedule set forth in the Series Supplement for such Series, and all other assets to be included in the respective trust for the benefit of the Certificateholders of each such Series. Each such Grant will include all interest, premium (if any) and principal received by or on behalf of the Depositor of, on or with respect to any such Deposited Assets due after the applicable Cut-off Date, and, unless otherwise specified in the related Series Supplement, will exclude all interest, premium (if any) and principal of, on or with respect to any such Deposited Assets due on or before the applicable Cut-off Date.

          (b) In connection with each Grant referred to in the preceding paragraph, the Depositor shall, not later than the applicable Closing Date,
(i) deposit the Deposited Assets for a given Series (except for the Deposited Assets attributable to such Series which are to be acquired from a Person other than the Depositor, as specified on the Deposited Assets Schedule to the applicable Series Supplement) with the Trustee by physical delivery of such Deposited Assets, duly endorsed, to the Trust or by causing such Deposited Assets to be registered by book entry in the name of the Trust and (ii) with respect to each such Deposited Asset, deliver or cause to be delivered to the Trustee all documents necessary to transfer ownership of each such Deposited Asset to the Trust.

          (c) Unless otherwise specified in the applicable Series Supplement, the Grant of such Deposited Assets by the Depositor for a given Series accomplished hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale. The Depositor represents and covenants that the Deposited Assets as of the respective Closing Dates will be free and clear of any right, charge, security interest or lien or claim in favor of the Depositor and, with respect to any Grant of Deposited Assets, that the Depositor will as of such respective Closing Date have the right to Grant the applicable Deposited Assets to the Trust.

          (d) Each Series shall constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Business Trust Act (the "DBTA"). Separate and distinct records shall be maintained for each such Series and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Trust, or any other Series thereof. Subject to the right of the Trust to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series. Notice of this limitation on inter-Series liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of
Section 3804 of the DBTA relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Every note, bond, contract or other undertaking issued by or on behalf of a particular Series shall include a recitation limiting the obligation represented thereby to that Series and its assets.

          (e) The Trust created hereby shall be known as "TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7," in which name the Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          (f) The office of the Trust shall be in care of the Trustee at the Corporate Trust Office or at such other address as the Trustee may designate by written notice to the Certificateholders and the Depositor.

          (g) The purpose of the Trust is, and the Trust shall have the power and authority to, engage in the following activities:

            (i) to issue Notes pursuant to an Indenture for any Series and the Certificates pursuant to this Agreement and its related Series Supplement and to sell such Notes and such Certificates in one or more transactions;

           (ii) with the proceeds of the sale of the Notes and the Trust Certificates to purchase the Deposited Assets for one or more Series;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Deposited Assets for one or more series pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Deposited Assets for one or more series released from the Lien of, and remitted to the Trust pursuant to, an Indenture:

           (iv) to execute, deliver and perform its obligations under each Indenture, each Series Supplement and the other documents, agreements and certificates contemplated thereby.

            (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

           (vi) subject to compliance with the Basic Documents in respect of each Series, to engage in such other activities as may be required in connection with conservation of the Deposited Assets for such Series and the making of distributions to the Certificateholders and the Noteholders.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by this Agreement or the Basic Documents in respect of a Series.

          (h) The Depositor hereby contributes to the Trustee, as of the date hereof, the sum of $1.00. The Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, reimburse the Trustee for any such expenses paid by the Trustee pursuant to their arrangement set forth in a separate agreement. The Trustee hereby declares that it will hold the Deposited Assets in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents in respect of a Series. It is the intention of the parties hereto that the Trust constitute a business trust under the DBTA and that this Agreement constitute the governing instrument of such business trust.

          (i) No Certificateholder shall have any personal liability for any liability or obligation of the Trust.

          (j) Legal title to all the Deposited Assets shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Deposited Assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

          (k) The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware.

          Section 2.2.     ACCEPTANCE BY TRUSTEE.

          (a) With respect to each Series, the Trustee on behalf of the Trust will acknowledge receipt by the Trust, of the related Deposited Assets and the related documents referred to in Section 2.1, now existing or hereafter acquired, and declares that it will hold such Deposited Assets and documents and all other documents delivered to it pursuant to this Agreement, and that it will hold all such assets and such other assets (including Deposited Assets acquired from a Person other than the Depositor) comprising the Trust for a given Series of Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders of such Series and for the purposes and subject to the terms and conditions set forth in this Agreement.

          (b) The Trustee, or a custodian or Administrator on its behalf, shall review all documents received by it pursuant to Section 2.1 within 45 days after receipt thereof. If in the process of reviewing such documents the Trustee or such custodian or Administrator discovers any document or documents to be missing or defective, the person discovering such defect shall promptly (but in any event within 10 Business
Days) so notify the Trustee, the Depositor and each Administrator.

          Section 2.3.  RESERVED.

          Section 2.4. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADMINISTRATOR.

          (a) The Depositor hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein or in the applicable Series Supplement:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

           (ii) with respect to each Series Supplement, to the Depositor's knowledge, the information set forth in the Deposited Asset Schedule with respect to each Deposited Asset is true and correct in all material respects at the date or dates respecting which such information is furnished;

          (iii) the execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

           (iv) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, upon its execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law);

            (v) the Depositor is not in violation, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation, of any order or decree of any court or any order or regulation of any Federal, State, municipal or governmental agency having jurisdiction over the Depositor or its properties, which violation would reasonably be expected to have a material and adverse effect on the condition (financial or otherwise) or operations of the Depositor or its properties or on the performance of its duties hereunder; and

           (vi) any additional representations and warranties, if any, that may be specified in the applicable Series Supplement.

          It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 2.4(a) shall survive delivery of the respective documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Administrator, if any, or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other parties.

          (b)  The   Administrator,   if   any,   shall    make    such
representations, warranties, if any, and covenants that may be specified in the applicable Series Supplement.

          Upon discovery by any of the Depositor, the Administrator, if any, or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other parties.

          Section 2.5.   BREACH OF REPRESENTATION,  WARRANTY  OR  COVENANT.
(a) Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of a breach of any representation or warranty of the Depositor set forth in Section 2.4(a) that materially and adversely affects the interests of the Certificateholders of a given Series of Certificates, the Depositor shall cure such breach in all material respects.

          (b) With respect to an Administrator appointed pursuant to the applicable Series Supplement, within 90 days of the earlier of discovery by such Administrator or receipt of notice by such Administrator of a breach of any representation, warranty or covenant of such Administrator set forth in the applicable Series Supplement that materially and adversely affects the interests of the

Certificateholders, such Administrator shall cure such breach in all material respects.

          Section 2.6. AGREEMENT TO AUTHENTICATE AND DELIVER CERTIFICATES. With respect to each Series of Certificates and the related Trust, the Trustee hereby agrees and acknowledges that it will, concurrently with the Grant to and receipt by it of the related Deposited Assets and delivery to it by the Depositor of executed Certificates and Coupons, if any, of such Series, cause to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Deposited Assets and such other assets constituting the Trust for a given Series, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust for such Series, all in accordance with the terms and subject to the conditions of Sections 5.2 and 5.13.


                            ARTICLE III.

                           ADMINISTRATION

          Section 3.1.     ADMINISTRATION OF EACH TRUST.

          (a) The Trustee shall administer the Deposited Assets for each Trust for the benefit of the Certificateholders of the related Series. In engaging in such activities, the Trustee shall, subject to the provisions of Article VI hereof, follow, or cause to be followed, collection procedures in accordance with the terms of this Agreement and the applicable Series Supplement and the respective Deposited Assets. With respect to each Trust, and subject only to the above-described standards and the terms of this Agreement, the related Series Supplement and the respective Deposited Assets, the Trustee (or the Administrator, if applicable) shall have full power and authority, acting alone or through any Administrator, to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of this Agreement and the applicable Series Supplement.

          (b)  Without limiting the generality of  the  terms  of paragraph
(a) of this Section 3.1, with respect to any Series of Certificates, the Administrator, if any, specified in the applicable Series Supplement shall, to the extent permitted under its Administration Agreement, be authorized and empowered, when such Administrator believes it appropriate in its reasonable judgment and when otherwise required by a Series Supplement, in its own name (i) to instruct the Trustee to make distributions or payments from the Certificate Account or any other Account for such Series, as set forth herein or in the related Series Supplement, and (ii) to the extent specified in the related Series Supplement, to execute and deliver, on behalf of the Certificateholders of such Series and the Trustee or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to any of the Deposited Assets relating to such Series.

          (c) The duties of the Trustee and the Administrator, if any, shall be performed in accordance with applicable local, State and Federal law, and the Trustee (or the Administrator) shall make, or cause to be made, any and all filings, reports, notices or applications with, and seek any comments and authorizations from, the Commission and any State securities authority on behalf of the Trust for each Series. If the applicable Series Supplement appoints an Administrator, the Trustee, in its capacity as Trustee, shall execute, at the direction of such Administrator, any powers of attorney and other documents necessary or appropriate to enable the Administrator to carry out any of its administrative duties hereunder; PROVIDED, however, that the Trustee, in its capacity as Trustee, shall, to the extent permitted by law, not be accountable for the actions of the Administrator under such powers of attorney.

          Section 3.2.     ADMINISTRATION AGREEMENTS.

          (a) The Trustee may enter into Administration Agreements with one or more Administrators in order to delegate any or all of its non-fiduciary obligations hereunder with respect to a related Series under this Agreement PROVIDED, that (i) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such agreement and
(ii) such agreements are consistent with the terms of this Agreement and, with respect to Certificates of any Series, the related Series Supplement.

          (b) If the Trustee enters into any Administrative Agreements, such delegation shall release, to the extent permitted by law, the Trustee, from the duties, obligations, responsibilities or liabilities delegated thereunder.

          (c) Each Administration Agreement shall impose on the Administrators requirements conforming to the provisions set forth in Section 3.1 and provide for administration of the related Trust, the Indenture, if any, and all or certain specified Deposited Assets for such Series consistent with the terms of this Agreement and the related Series Supplement. Additional requirements relating to the scope and contents of any Administration Agreement may be provided in the applicable Series Supplement. Copies of each Administration Agreement, together with any amendments or modifications thereto, shall be promptly delivered to the Depositor, upon the execution and delivery of any such instruments.

          Section 3.3   SUCCESSOR  ADMINISTRATORS.       An Administrator,
if any, specified in the applicable Series Supplement and the Trustee shall each be entitled to terminate any Administration Agreement

Agreement to which it is a party and the rights and obligations of any under such Administration Agreement in accordance with the terms and conditions of such Administration Agreement. In the event of the termination of any Administrator, the Trustee may appoint a successor Administrator meeting the requirements hereof including that the Rating Agency Condition be satisfied.

          Section 3.4. NO CONTRACTUAL RELATIONSHIP BETWEEN ADMINISTRATORS AND CERTIFICATEHOLDERS. Any Administration Agreement between an Administrator specified in the applicable Series Supplement and the Trustee that may be entered into and any transactions or services relating to the Deposited Assets pursuant to such an agreement shall be deemed to be between the Administrator and the parties thereto and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Administrator. The Depositor shall be solely liable for all fees and expenses of any Administrator in accordance with its Administration Agreement.

               Section 3.5. COLLECTION OF CERTAIN DEPOSITED ASSET PAYMENTS. With respect to any Series or Class of Certificates, the Trustee may (or may delegate an Administrator to), make reasonable efforts to collect all payments required to be made pursuant to the terms of the Deposited Assets in a manner consistent with the terms of this Agreement and such Deposited Assets.

               Section 3.6. INVESTMENT OF FUNDS IN THE ACCOUNTS. The Depositor (or, if so specified in the applicable Series Supplement, the
Administrator), on behalf of the Trust, may direct the Trustee to direct any depository institution maintaining the Certificate Account or the Reserve Account, if any, for the applicable Series and any other segregated Eligible Account, the contents of which are held for the benefit of Certificateholders of such Series (each, an "Account"), to invest the funds maintained therein in one or more Permitted Investments bearing interest or sold at a discount, which shall be held to maturity unless payable on demand and which funds shall not be reinvested upon the maturity or demand for payment of such Permitted Investment. If the Depositor (or the Administrator, if applicable) does not provide any investment directions to the Trustee, funds held in any Account will be invested in the Permitted Investments specified in clause (ii) of the definition thereof. Investments of such funds shall be invested in Permitted Investments that will mature so that such funds will be available for distribution on the Distribution Date on which such amounts are to be applied as distributions to Certificateholders. In the event amounts on deposit in an Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted

Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand same day payment of all amounts due thereunder upon a determination by the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in any Account.

          Section 3.7.   RESERVED.

          Section 3.8.   REALIZATION UPON DEFAULTED  DEPOSITED  ASSETS. (a)
If:

            (i) default is made in the payment of any installment of interest on any Deposited Asset when the same becomes due and payable, and such default continues unremedied for the period specified in the indenture or other authorizing document for such Deposited Asset (or, if no such period is specified, five days) after receipt by the Term Assets Issuer of notice thereof from the Trustee or receipt by the Term Assets Issuer and the Trustee of notice thereof from the Holders of Outstanding Certificates representing at least 25% of the Voting Rights; or

           (ii) default is made in the payment of the principal of or any installment of the principal of any Deposited Asset when the same becomes due and payable, and such default continues unremedied for the period specified in the indenture or other authorizing document for such Deposited Asset (or, if no such period is specified, thirty (30) days) after receipt by the Term Assets Issuer of notice thereof from the Trustee or receipt by the Term Assets Issuer and the Trustee of notice thereof from the Holders of Outstanding Certificates representing at least 25% of the Voting Rights;


and the Term Assets Issuer shall, upon demand of the Trustee, fail to pay forthwith to the Trustee, for the benefit of the Holders, the whole amount then due and payable on such Deposited Assets for principal and interest, with interest upon the overdue principal, at the rate borne by the Deposited Assets and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, to the extent permitted by law (such event, an "Issuer Payment Default"), then the Trustee, in its own name and as trustee of an express trust, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Trustee, shall institute a Proceeding for the collection of the sums so due and unpaid, and shall prosecute such Proceeding to judgment or final decree or settlement, and shall enforce the same against the Term Assets Issuer or other obligor upon the Deposited Assets and collect in the manner provided by law out of the property of the Term Assets Issuer or other obligor upon the Deposited Assets wherever situated, the moneys adjudged or decreed to be payable, unless otherwise directed by Holders of the Required Percentage-Direction of the Trustee. In connection therewith, the Trustee shall use its best reasonable efforts in accordance with such normal and customary procedures it shall deem necessary or advisable, and shall have the power and authority, acting alone, to do any and all things in connection therewith and the administration of the Trust as it may deem necessary or advisable.

          (b) In the event that the Trustee receives money or other property in respect of the Deposited Assets (other than a scheduled interest or principal payment or the payment of any redemption premium on or with respect to the earlier redemption of the Deposited Assets) as a result of a payment default on the Deposited Assets or actual notice that such moneys or other property will be paid to the Trustee, the Trustee shall promptly give notice (as provided in Section 10.5 hereof) to the Depositary or, if the Certificates are not then held by the Depositary, directly to the Holders of the Certificates then outstanding and unpaid. Such notice shall state that, not later than thirty (30) days after the receipt of such moneys or other property, the Trustee shall allocate and distribute such moneys or other property to the Holders of the Outstanding Certificates then unpaid, in proportion to the aggregate Certificate Principal Balance of all Certificates of each class, and within each class pro rata by the Certificate Principal Balance of each Certificate within such class. [pro rata by Accreted Value]. Property received, other than cash, shall be liquidated by the Trustee in a commercially reasonable manner and the proceeds thereof, after deduction of all reasonable costs of such liquidation, shall be distributed in cash, only to the extent necessary to avoid distribution of fractional securities.

          (c) The Trustee or Administrator (to the extent or required under its Administration Agreement), on behalf of the Certificateholders, shall assert claims and shall take such reasonable steps, in addition to those described in Section 3.12(a), as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted Deposited Assets, subject in all cases to the provisions of
Article VI hereof in the case of the Administrator and Article VIII hereof in the case of the Trustee.

          (d) Unless otherwise provided in a Series Supplement, if the Administrator or the Trustee, as applicable, is unable to obtain, or cause to be obtained, full recovery in respect of a defaulted Deposited Asset, the Administrator or the Trustee, as applicable, shall follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon such defaulted Deposited Asset, subject in all cases to the provisions of Article VI hereof in the case of the Administrator and Article VIII hereof in the case of the Trustee.
          Section 3.9.   RESERVED.

          Section 3.10.  ADMINISTRATOR'S COMPENSATION AND REIMBURSEMENT.

          (a) As compensation  for  its   activities,  the   Administrator,
if any, shall be compensated, by the Depositor.

          (b) If, and only to the extent, provided in a Series Supplement, the Administrator, if any, shall be required to pay, from its compensation hereunder or otherwise, all expenses incurred in connection with the Trust for the related Series and its administration of the Deposited Assets for such related Series, including payment of the fees and disbursements of the Trustee (including the reasonable fees and expenses of its counsel and independent accountants allocable to such Series), payment of expenses incurred in connection with distributions and reports to Certificateholders of such Series, and expenses specified in such Series
Supplement; PROVIDED, however, that neither the Administrator, if any, nor the Trustee will be responsible for any Federal, State, local or foreign income and franchise taxes, if any, and any interest or penalties with respect thereto, assessed on the Trust for such Series.

          Section 3.11. STATEMENT AS TO COMPLIANCE. An Administrator appointed in respect of any Series of Certificates pursuant to the applicable Series Supplement, if any, will deliver to the Trustee, the Depositor and the Rating Agency not later than 90 days following the end of each fiscal year of the Administrator an Officer's Certificate executed by two of its Executive Officers stating, as to each signatory thereof, that in respect of such Series (i) a review of the activities of the Administrator during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of each such statement received by the Trustee shall be provided by the Trustee to any Certificateholder of such Series upon written request at the Certificateholder's expense.

          Section 3.12. INDEPENDENT PUBLIC ACCOUNTANTS' ADMINISTRATION REPORT. Unless otherwise specified in the Series Supplement, within four months after the end of each 12-month period beginning with the period specified in the Series Supplement for a given Series of Certificates, either the Administrator, if any, specified in the Series Supplement, or otherwise the Trustee shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Administrator, if any, the Trustee or the Depositor) to furnish a report addressed to the Trustee, the Depositor, and the Rating

Agency for such Series, if any, to the effect that such firm has examined certain documents and records relating to the administration of the Deposited Assets deposited in or held by the applicable Trust during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to the date specified in the applicable Series Supplement) and that, on the basis of certain agreed-upon procedures considered appropriate under the circumstances, such firm is of the opinion that such administration was conducted in accordance with the terms of this Agreement and the related Series Supplement except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions and qualifications as shall be set forth in such report.

          Such report will also indicate that such firm is independent of the Administrator, if any, and the Trustee within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          Copies of such report received by the Trustee shall be provided by the Trustee to any Certificateholder of such Series upon written request without charge to the requesting Certificateholder.

          The firm of independent public accountants shall be entitled to compensation in consideration for its duties hereunder in the manner specified in the applicable Series Supplement.

          Section 3.13. ACCESS TO CERTAIN DOCUMENTATION. To the extent required by applicable laws and regulations, the Trustee and the
Administrator, if any, shall provide to any Federal, State or local regulatory authority that may exercise authority over any Certificateholder access to the documentation regarding the Deposited Assets in respect of the applicable Series. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee and Administrator, if any, designated by each of them. In addition, access to the documentation regarding the Deposited Assets related to a given Series (or Class within such Series) will be provided to any Certificateholder of such Series (or Class), upon reasonable prior written request, during normal business hours at the offices of the Trustee and Administrator designated by each of them at the expense of the Certificateholder requesting such access.

          Section 3.14. DUTIES OF THE ADMINISTRATOR. Notwithstanding any other provision of this Agreement, with respect to any Series, the applicable Series Supplement may provide that any Administrator appointed pursuant to such Series Supplement shall have no rights and no duties, obligations or liabilities except as provided in such Series Supplement and herein.

          Section 3.15. DEPOSITOR TO FURNISH NAMES AND ADDRESSES OF HOLDERS TO TRUSTEE. The Depositor shall furnish or cause to be furnished to the Trustee (and each Administrator) not more than five days before each Distribution Date, and at such other times as the Trustee or Administrator may request in writing, a list, in such form as the Trustee may reasonably require, to the extent such information is in the possession or control of the Depositor or any of its paying agents, of the Holders of Certificates as of the close of business on the applicable record date of the Deposited Assets; PROVIDED, however, that so long as the Trustee maintains the Certificate Register, no such list shall be required to be furnished.

          Section 3.16. PRESERVATION OF INFORMATION, COMMUNICATIONS TO HOLDERS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Certificates contained in the most recent list furnished to the Trustee as provided in Section 3.19 and the names and addresses of Holders of Certificates received by the Trustee in its capacity as Certificate Registrar. The Trustee may destroy any list furnished to it as provided in such Section 3.19 upon receipt of a new list so furnished.

          (b)  Holders  shall have the right to communicate pursuant to TIA
Section 312(b) with other Holders with respect to their rights under this Agreement or under the Certificates.

          (c) The Depositor, the Trustee and the Certificate Registrar shall have the protection of TIA Section 312(c).


                            ARTICLE IV.

          DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

          Section 4.1. DISTRIBUTIONS. On each Distribution Date for a given Series of Certificates, the Trustee shall apply Available Funds in the Certificate Account for such Series in the manner and priority set forth in the Series Supplement for such Series. Notwithstanding any other provisions in this Agreement, the right of the Holder of any Certificate to receive any such distributions in the manner and priority set forth in the Series Supplement for such Series and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Holder.

          Section 4.2. REPORTS TO CERTIFICATEHOLDERS. Unless otherwise specified in the applicable Series Supplement, on the next Business Day following each such Distribution Date the Trustee or the Administrator, if any, as specified in such Series Supplement, shall forward or cause to be forwarded to the Depositor, each Certificateholder of such Series and such other Persons as may be specified in such Series Supplement, a statement setting forth:

            (i) the amount of the distribution on such Distribution Date to Certificateholders of each Class of such Series (or of each Class within such Series) allocable to principal of and premium, if any, and interest on the Certificates of each such Series (or Class); and the amount of aggregate unpaid interest accrued as of such Distribution Date;

           (ii) in the case of each Class of Floating Rate Certificates of such Series, the respective Floating Pass Through Rate applicable to each such Class on such Distribution Date, as calculated in accordance with the method specified in such Certificates and the related Series Supplement;

          (iii)     the    amount   of   compensation   received   by   any
Administrator and such other customary information as the Trustee or Administrator, as applicable, deems necessary or desirable, or that any such Certificateholder reasonably requests, to enable such Certificateholders to prepare their tax returns;

           (iv) if the Series Supplement provides for Advances, the aggregate amount of Advances in respect of such Series, if any, included in such distribution, and the aggregate amount of unreimbursed Advances, if any, at the close of business on such Distribution Date;

            (v) the aggregate stated principal amount and, if applicable, notional amount of the Deposited Assets related to such Series, the current rating assigned by the Rating Agency thereon and the current interest rate or rates thereon at the close of business on such Distribution Date; and

           (vi)     the   aggregate  Certificate  Principal   Balance   (or
Notional Amount, if applicable) of each Class of such Series at the close of business on such Distribution Date.

In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a Dollar amount (or the equivalent thereof in any other Specified Currency) per minimum denomination of
Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during each such calendar year was a Certificateholder a statement containing the information set forth in subclauses (i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as are from time to time in effect.

          Section 4.3. ADVANCES. (a) Unless otherwise specified in the applicable Series Supplement, an Administrator appointed pursuant to the Series Supplement shall have no obligation to make Advances (as defined below) with respect to the Deposited Assets or in favor of the Holders of any Series (or Class within such Series) of Certificates. However, as and to the extent provided in the Series Supplement for a given Series, and subject to the terms of paragraphs (b) and (c) of this Section 4.3, on or prior to each Distribution Date, such Administrator shall advance or cause to be advanced in immediately available funds to the Trustee for deposit in the Certificate Account for such Series an advance (each, an "Advance") in an amount equal, unless otherwise specified in the related Series Supplement, to the aggregate of distributions of principal, premium (if any) and interest due on the Deposited Assets for such Series (or Class) during the related Collection Period, to the extent remaining unpaid at the time of such Advance. In satisfaction of its obligation to make such Advances, the Administrator shall make such Advances from either (i) its own funds or (ii) funds with respect to the Deposited Assets for such Series or Class on deposit in the Certificate Account for such Series, if any, that do not constitute Available Funds with respect to such Distribution Date; PROVIDED, however, that, to the extent the Administrator shall have made Advances from funds on deposit in the applicable Certificate Account, the Administrator shall immediately deposit funds equal to the aggregate amount of such Advances into such Certificate Account on any subsequent Distribution Date to the extent that amounts on deposit in such Certificate Account on such Distribution Date are less than the amount of distributions required to be made on such Distribution Date pursuant to Section 4.1 and the related Series Supplement. The Administrator may recover Advances from late collections received by the Trustee on the applicable Deposited Assets, and Liquidation Proceeds with respect to the Deposited Assets for such Series or Class, as specified in the related Series Supplement, as to which any such unreimbursed Advance was made.

          (b)  Notwithstanding  any  provision  herein  or  in  any  Series
Supplement to the contrary, no Advance shall be required to be made hereunder if the Administrator reasonably believes that it will be unable to recover such Advance from related late collections, or Liquidation Proceeds with respect to the applicable Deposited Assets. It is further understood and agreed that the Administrator shall not be obligated to make any Advances in respect of reductions in the amount of collections on the Deposited Assets of any Series due to bankruptcy proceedings with respect to such Deposited Assets or the obligors thereof.

          (c) Notwithstanding any provision herein to the contrary, unless otherwise provided in the Series Supplement for a given Series, any Advances made in respect of any Deposited Assets related to such Series (or Class within such Series) that are subsequently deemed by the

Administrator to be nonrecoverable from related late collections, if any, or Liquidation Proceeds may be reimbursed to the Administrator through the application of amounts on deposit in the Certificate Account for such Series allocable to any of such Deposited Assets prior to the distributions of interest, premium (if any) and principal with respect to the Certificates of such Series or Class.

          Section 4.4. COMPLIANCE WITH WITHHOLDING REQUIREMENTS. Notwithstanding any other provision of this Agreement to the contrary, the Trustee shall comply with all Federal withholding requirements respecting distributions to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount distributions or Advances thereof to any Certificateholder pursuant to Federal withholding requirements, the Trustee shall indicate in the statement required pursuant to Section 4.2 the amount so withheld. Trustee shall be entitled to rely on advice of any Administrator and the Depositor with respect to withholding requirements.

          Section 4.5. OPTIONAL EXCHANGE. (a) The terms and conditions, if any, upon which Certificates of any Series (or Class within such Series) may be exchanged for a pro rata portion of the Deposited Assets of the related Trust will be specified in the related Series Supplement; PROVIDED that any right of exchange shall be exercisable only to the extent that the Depositor provides, upon the Trustee's written request, an Opinion of Counsel that (i) such exchange would not be inconsistent with the Depositor's and the Trust's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder and (ii) such exchange would not affect the characterization of the Trust as a "grantor trust" for federal income tax purposes. Such terms may relate to, but are not limited to, the following:

               (1) a requirement that the exchanging Holder tender to the Trustee Certificates of each Class within such Series;

               (2) a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to Certificates being tendered for exchange by a single Holder;

               (3) a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each Certificate tendered for exchange be an integral multiple of an amount specified in such Series Supplement;

               (4) specified dates during which a Holder may effect such an exchange (each, an "Optional Exchange Date");

               (5) limitations on the right of an exchanging Holder to receive any benefit upon exchange from any Deposited Assets which are not debt securities; and

               (6) adjustments to the value of the proceeds of any exchange based upon required prepayment of future expense allocations and if provided for in the applicable Series Supplement the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

          (b) Unless otherwise provided in the applicable Series Supplement, no Certificate may be exchanged pursuant to the preceding paragraph unless the Trustee has received at least 30 days but not more than 45 days prior to an Optional Exchange Date in accordance with delivery instructions specified in the applicable Series Supplement (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depositary (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of such Registered Certificate, the Certificate Principal Balance or Notional Amount of such Registered Certificate to be exchanged and the Certificate number or a description of the tenor and the terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and an assurance that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the Holder thereof for exchange shall be irrevocable. Unless otherwise provided in the applicable Series Supplement, the exchange option may be exercised pursuant to this Section by the Holder of a Certificate for less than the Certificate Principal Balance or Notional Amount of such Certificate as long as the Certificate Principal Balance or Notional Amount remaining Outstanding after such exchange is an authorized denomination and all other exchange requirements set forth in the related Series Supplement are satisfied. Upon such partial exchange, such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance or Notional Amount thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the Holder of such exchanged Certificate).

          (c) Upon the completion of any such Optional Exchange, the Trustee shall give, or cause to be given, prompt written notice thereof to the Rating Agency.

                            ARTICLE V.

                         THE CERTIFICATES

          Section 5.1. THE CERTIFICATES. The Certificates of any Series (or Class within such Series) may be issued in bearer form with or without Coupons as Bearer Certificates or in fully registered form as Registered Certificates and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement. The aggregate Certificate Principal Balance or Notional Amount of Certificates which may be authenticated and delivered under this Agreement is unlimited.

          The Certificates may be issued in one or more Series, each of which Series may be issued in one or more Classes, with such further particular designations added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Board of Directors may determine. Each Certificate and Coupon shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Certificates and all Coupons of the same Series and Class shall be identical in all respects except for the denominations thereof. All Certificates of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Certificates of the different Classes within such Series specified in the applicable Series Supplement. Except as otherwise provided in a Series Supplement, all Certificates of a particular Series (and all Classes within such Series) issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement.

          Each Series (and all Classes within such Series) of Certificates shall be created by a Series Supplement authorized by the Board of Directors and establishing the terms and provisions of such Series. The several Series may differ as between Series and any Class may vary as between the other Classes within any given Series in respect of any of the following matters:

               (1)  designation of such Series and Class;

               (2)  the   dates  on  which  or  periods  during  which  the
Certificates of such Series and Class may be issued;

               (3) the number of Classes, the maximum Certificate Principal Balance or Notional Amount of Certificates of each Class that may be issued and any priorities or subordination among Classes of a Series with respect to distributions from the Trust;

               (4) for each Class of Certificates, the Pass Through Rate and, in the case of each Class of Floating Rate Certificates, the method for calculating such Pass Through Rate;

               (5) the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Certificates) or the principal London office of the Trust (in the case of Bearer Certificates), where the principal of (and premium, if any) and interest on Certificates of such Series and Class shall be distributable;

               (6) the authorized denominations (if other than $100,000 and integral multiples of $1,000 in excess thereof) with respect to such Series or Class;

               (7) the Collection Periods, the Distribution Dates and the Scheduled Final Distribution Dates for such Series and Class;

               (8) the types of Deposited Assets that will be included in the Trust for such Series and the manner and priorities of allocating distributions with respect to collections of principal (and premium, if any) and interest payments allocable to such Deposited Assets among Holders of Certificates of different Classes (including whether the Certificates of any such Class are to be entitled to receive principal distributions with disproportionate, nominal or no interest distributions, or interest distributions with disproportionate, nominal or no principal distributions, and, in each case, the applicable terms thereof);

               (9) the amount, if any, to be deposited on the Closing Date in the Certificate Account for such Series;

               (10) the manner in which the Reserve Account, if any, is to be funded, the amount, if any, to be deposited therein on the Closing Date and the Requisite Reserve Amount, if any, for such Series or Class;

               (11) the terms of any Guaranteed Investment Contract Granted as part of the related Trust;

               (12) the provisions, if any, for the optional exchange of the Certificates of such Series by the Certificateholders of such Series and the periods within which or the dates on which, and the terms and conditions on which, such Certificates may be exchanged in whole or in part for a pro rata portion of the Deposited Assets related to such Series;

               (13) whether the Certificates of such Series or Class are to be issued as Discount Certificates and the amount of discount with which such Certificates may be issued;

               (14) whether the Certificates of such Series or Class are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Certificates represented thereby;

               (15) whether Certificates of such Series or Class are to be issued as Registered Certificates or Bearer Certificates or both, and, if Bearer Certificates are issued, whether Coupons will be attached thereto, whether Bearer Certificates of such Series or Class may be exchanged for Registered Certificates of such Series or Class, the circumstances under which and the places at which any such exchanges, if permitted, may be made;

               (16) if any Certificates of such Series or Class are to be issued as Bearer Certificates or as one or more Global Securities representing individual Bearer Certificates of such Series or Class, (x) whether interest in respect of any portion of a temporary Bearer Certificate of such Series or Class (delivered pursuant to Section 5.3) distributable on any Distribution Date prior to the exchange of such temporary Bearer Certificate for definitive Bearer Certificates of such Series or Class shall be paid to any Depositary with respect to the portion of such temporary Bearer Certificate held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest distribution received by a Depositary will be credited to the Persons entitled to interest distributable on such Distribution Date; (y) the terms upon which a temporary Bearer Certificate may be exchanged for one or more definitive Bearer Certificates of such Series or Class; and (z) such other terms related to such Bearer Certificates and Coupons which may be provided in the related Series Supplement;

               (17) if   other   than   Dollars,   the  Currency  in  which
Certificates of such Series or Class shall be denominated or in which distributions of the principal of (and premium, if any) and interest on such Certificates may be made and any other terms concerning such payment;

               (18) if the principal of (and premium, if any) or interest on Certificates of such Series or Class are to be distributable, at the election of the Depositor or a Holder thereof, in a Currency other than that in which such Certificates are denominated or distributable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the Currency in which such Certificates are denominated or distributable without such election and the Currency in which such Certificates are to be distributed if such election is made;

               (19) any   additional   Administrator   Termination   Events
or representations, warranties or covenants provided for with respect to Certificates of such Series;

               (20) provisions with respect to the terms for which the definitions set forth in Article I permit or require further specification in the related Series Supplement, including:

                    (a)  "Accounting Date";
                    (b)  "Administrator";
                    (c)  "Administrative Fee";
                    (d)  "Reserved
                    (e)  "Allowable Expense Amount";
                    (f)  "Basic Documents";
                    (g)  "Closing Date";
                    (h)  "Cut-off Date";
                    (i)  "Depositary";
                    (j)  "Deposited Asset Provider";
                    (k)  "Deposited Asset Purchase Agreement";
                    (l) "Deposited Assets";
                    (m)  "Deposited Assets Schedule";
                    (n) "Depository Agreement";
                    (o)  "Discount Certificates";
                    (p)  "Distribution Date";
                    (q)  "Eligible Expense";
                    (r)  "Extraordinary Trust Expense";
                    (s) "Fixed Pass Through Rate";
                    (t)  "Floating Pass Through Rate";
                    (u) "Letter of Credit";
                    (v)  "Limited Guaranty";
                    (w)  "Notional Amount";
                    (bb) "Optional Exchange Date";
                    (cc) "Permitted Investments";
                    (dd) "Place of Distribution";
                    (ee) "Qualified   Substitute   Deposited
                    (ff)  "Rating Agency";
                    (gg) "Rating Agency Condition";
                    (hh) "Record Date";
                    (ii) "Required Percentage";
                    (jj) "Required Rating";
                    (kk) "Requisite Reserve Amount";
                    (ll) "Scheduled Final Distribution Date";
                    (mm) "Specified Currency";
                    (nn) "Surety Bond";
                    (oo) "Trustee";
                    (pp) "Voting Rights";

          (21) any   restrictions   on  the  sale  and  transfer   of   the
Certificates, including restrictions arising out of the Employee Retirement Income Security Act of 1974, as amended, or the Code; and

          (22) any other provisions expressing or referring to the terms and conditions upon which the Certificates of such Series or Class are to be issued under this Agreement that do not prevent such Certificates from receiving the Required Rating.

          In the absence of any specification pursuant to this Section 5.1 with respect to Certificates of any Series, the Certificates of such Series shall be issuable only as Registered Certificates in denominations of $1,000 and in integral multiples thereof and shall be payable only in Dollars.

          A different Trustee and an Administrator may be appointed by the Depositor for each Series of Certificates prior to the issuance of such Series provided that the Rating Agency Condition is met. If the Trustee for any Series is to be other than Delaware Trust Capital Management, Inc., or there is to be an Administrator, then such Series Supplement shall provide for the appointment of such Trustee or such Administrator or both, as applicable, of such Series and shall add or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder and of the Deposited Assets; it being understood that nothing contained herein or in such Series Supplement shall constitute the Trustees for different Series as co-trustees for the same Series or the administrative agents for different Series as co-administrative agents for the same Series. Upon final appointment of any new Trustee or Administrator, the Trustee shall provide, or cause to be provided, a notice of such appointment to the Rating Agency not later than 15 days following such appointment.

          Section 5.2. EXECUTION, AUTHENTICATION AND DELIVERY. (a) The Certificates and the Coupons, if any, shall be executed by the Depositor by its President, its Treasurer, or one of its Vice Presidents, under its corporate seal, which may be in facsimile form and imprinted or otherwise reproduced thereon and shall be attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile. Certificates and Coupons bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Depositor shall be binding, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or Coupons or did not hold such offices at the date of such Certificates and Coupons.

          (b)  Each Certificate shall be dated  as of the later of the date
specified  in  the  related  Series  Supplement  and  the   date   of   its
authentication.

          (c) No Certificate or Coupon appertaining thereto shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in one of the forms provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate (and any Coupons appertaining thereto) has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. Except as permitted by
Section 5.4, 5.5 or 5.6, the Trustee shall not authenticate and deliver any Bearer Certificate unless all appurtenant Coupons then matured have been detached and cancelled.

          Section 5.3. TEMPORARY CERTIFICATES. Pending the preparation of Definitive Certificates of any Series (or Class within such Series), the Depositor may execute, and upon receipt of a Depositor Order, the Trustee shall authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as may be authorized by such Depositor Order. Any such temporary Certificate may be in global form, representing all or a portion of the Outstanding Certificates of such Series or Class. Every such temporary Certificate shall be executed by the Depositor and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Certificate or Definitive Certificates in lieu of which it is issued.

          If temporary Certificates of any Series (or Class within such Series) are issued, the Depositor will cause Definitive Certificates of such Series or Class to be prepared without unreasonable delay. Except as otherwise specified in the applicable Series Supplement with respect to a Series (or Class within such Series) of Certificates issuable as Bearer Certificates or as one or more Global Securities representing individual Bearer Certificates of such Series or Class, (a) after the preparation of Definitive Certificates of such Series or Class, the temporary Certificates of such Series or Class shall be exchangeable for Definitive Certificates of such Series or Class upon surrender of the temporary Certificates of such Series or Class at the office of the Trustee for such Series or Class, without charge to the Holder, except as provided in Section 5.4 in connection with a transfer and except that a Person receiving definitive Bearer Certificates shall bear the cost of insurance, postage, transportation and the like unless otherwise specified in the applicable Series Supplement, and (b) upon surrender for cancellation of any one or more temporary Certificates of any Series or Class within such Series (accompanied by any unmatured Coupons appertaining thereto), the Depositor shall execute and the Trustee shall authenticate and deliver in exchange therefor Definitive Certificates with a like Certificate Principal Balance or Notional Amount, as applicable, of the same Series (or Class within such Series) of authorized denominations and of like tenor; PROVIDED, however, that no definitive Bearer Certificate shall be delivered in exchange for a temporary Registered Certificate; and provided further that delivery of a Global Security representing individual Bearer Certificates or a Bearer Certificate shall occur only outside the United States. Until so exchanged, temporary Certificates of any Series (or Class within such Series) shall in all respects be entitled to the same benefits under this Agreement as Definitive Certificates of such Series or Class, except as otherwise specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

          Unless otherwise specified pursuant to Section 5.1, the Depositor will execute and deliver individual Bearer Certificates in exchange for beneficial interests in the definitive Global Security and each Bearer Certificate to an authorized agent of the Trust at such other place outside the United States specified pursuant to Section 5.1.

          Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Definitive Certificates represented thereby pursuant to this Section 5.3 or Section 5.4, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Certificate Principal Balance or Notional Amount, as applicable, evidenced thereby, whereupon the aggregate Certificate Principal Balance or Notional Amount, as applicable, of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

          Section 5.4. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Trustee shall cause to be kept a register for each Series of Registered Certificates (the registers maintained in such office and in any other office or agency of the Trustee being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of Registered Certificates and the registration of transfers and exchanges of Registered Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Registered Certificates and transfers and exchanges of Registered Certificates as herein provided; PROVIDED, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Depositor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

          If a Person other than the Trustee is appointed by the Depositor as Certificate Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Registered Certificates and the principal amounts and numbers of such Registered Certificates.

          Upon surrender for registration of transfer of any Registered Certificate of any Series (or Class within such Series) at the office or agency of the Trustee, if the requirements of Section 8-401(1) of the

Uniform Commercial Code are met to the Depositor's satisfaction, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates of any authorized denominations, of a like Series, Class and aggregate Certificate Principal Balance or Notional Amount, as applicable. Except as otherwise specified pursuant to Section 5.1, in no event may Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, be exchanged for Bearer Certificates.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Certificates represented thereby, a Global Security representing all or a portion of the Certificates of a Series (or Class within such Series) may not be transferred except as a whole by the Depositary for such Series or Class to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or Class or a nominee of such successor Depositary.

          At the option of the Holder, Registered Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth below) may be exchanged for other Registered Certificates of the same Series or Class of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Balance or Notional Amount, as applicable, upon surrender of the Registered Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

          At the option of the Holder, except as otherwise specified as contemplated by Section 5.1 with respect to a Global Security representing Bearer Certificates, Bearer Certificates of any Series (or Class within such Series) may be exchanged for Registered Certificates (if the
Certificates of such Series or Class are issuable as Registered Certificates) or Bearer Certificates of the same Series or Class, of any authorized denomination or denominations, of like tenor and aggregate Certificate Principal Balance or Notional Amount, as applicable, upon surrender of the Bearer Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose, with all unmatured Coupons and all matured Coupons in default thereto appertaining; PROVIDED, however, that delivery of a Bearer Certificate shall occur only outside the United States. If the Holder of a Bearer Certificate is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Certificates are accompanied by payment in funds acceptable to the Depositor and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Depositor and the Trustee if there be furnished to each of them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Certificate shall surrender for payment any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, however, that, except as otherwise provided in Section 5.6, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

          Whenever any Certificates are so surrendered for exchange, the Depositor shall execute and the Trustee shall authenticate and deliver the Certificates that the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, the exchange of Bearer Certificates for Registered Certificates will be subject to the provisions of United States income tax laws and regulations applicable to Certificates in effect at the time of such exchange.

          If at any time the Depositary for the Certificates of a Series (or Class within such Series) notifies the Depositor that it is unwilling or unable to continue as Depositary for the Certificates of such Series or Class or if at any time the Depositary for the Certificates of such Series or Class shall no longer be eligible under Section 5.9(b), the Depositor shall appoint a successor Depositary with respect to the Certificates of such Series or Class. If a successor Depositary for the Certificates of such Series or Class is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, the Depositor's election pursuant to Section 5.1 shall no longer be effective with respect to the Certificates of such Series or Class and the Depositor will execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, will authenticate and deliver individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or
Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

          The Depositor may at any time and in its sole discretion determine that individual Certificates of any Series (or Class within such Series) issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such

Series or Class, shall authenticate and deliver, individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

          If specified by the Depositor pursuant to Section 5.1 with respect to a Series (or Class within such Series) of Certificates, the Depositary for such Series may surrender a Global Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Depositor and such Depositary. Thereupon, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, without service charge,

            (i) to each Person specified by such Depositary a new individual Certificate or Certificates of the same Series or Class, of any authorized denomination as requested by such Person in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

           (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the surrendered Global Security and the aggregate Certificate Principal Balance or Notional Amount, as applicable, of individual Certificates delivered to Holders thereof.

          In any exchange provided for in any of the preceding three paragraphs, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, will authenticate and deliver individual Certificates (a) in registered form in authorized denominations, if the Certificates of such Series or Class are issuable as Registered Certificates, (b) in bearer form in authorized denominations, with or without Coupons attached, if the Certificates of such Series or Class are issuable as Bearer Certificates or
(c) as either Registered or Bearer Certificates, if the Certificates of such Series or Class are issuable in either form; PROVIDED, however, that individual Bearer Certificates shall be delivered in exchange for a Global Security only in accordance with the procedures specified pursuant to
Section 5.1.

          Upon the exchange of a Global Security for individual Certificates, such Global Security shall be cancelled by the Trustee. Individual Registered Certificates issued in exchange for a Global Security pursuant to this Section 5.4 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Certificates to the Persons in whose names such Registered Certificates are so registered. The Trustee shall deliver individual Bearer

Certificates  issued  in  exchange  for  a Global Security pursuant to this
Section 5.4 to the Persons and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee; provided, however, that individual Bearer Certificates shall be delivered in exchange for a Global Security only in accordance with the procedures as may be specified pursuant to Section 5.1.

          Notwithstanding the foregoing, the exchange of Bearer Certificates for Registered Certificates will be subject to the provisions of United States income tax laws and regulations applicable to Certificates in effect at the time of such exchange.

          All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

          Every   Registered   Certificate  presented  or  surrendered  for
registration of transfer or exchange shall (if so required by the Depositor, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor, the Trustee and the Certificate Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program
(SEMP) or New York Stock Exchange Inc. Medallion Signature Program (MSP).

          No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.3 not involving any transfer.

          Section 5.5. MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES. If (i) any mutilated Certificate or any mutilated Coupon with the Coupon Certificate to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Certificates) or at such other office designated by the Trustee (in the case of Bearer Certificates) or
(ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate or any Coupon, and there is delivered to the Depositor and the Trustee such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither the Depositor nor the Trustee receives notice that such Certificate or Coupon has been acquired by a bona fide purchaser, then the Depositor shall execute and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or in exchange for the Coupon Certificate to which such mutilated, destroyed, lost or stolen

Coupon appertained, a new Certificate of the same Series and Class of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Certificate, with such Coupons attached thereto so that neither gain nor loss in interest shall result from such exchange or substitution.

          Upon the issuance of any new Certificate under this Section, the Depositor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Certificate of any Series or Class, with its Coupons, if any, issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust related to such Series, whether or not the destroyed, lost or stolen Certificate or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of that Series or Class and their Coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates or Coupons.

          Section 5.6. DISTRIBUTION OF INTEREST; INTEREST RIGHTS PRESERVED. (a) Interest on any Registered Certificate that is payable and is punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Registered Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Registered Certificate upon any transfer or exchange subsequent to such related Record Date. In case a Coupon Certificate of any Series (or Class within such Series) is surrendered in exchange for a Registered Certificate of such Series or Class after the close of business (at an office or agency in a Place of Distribution for such Series or Class) on any Record Date and before the opening of business (at such office or agency) on the next succeeding Distribution Date, such Coupon Certificate shall be surrendered without the Coupon relating to such Distribution Date and interest will not be payable on such Distribution Date in respect of the Registered Certificate issued in exchange for such Coupon Certificate, but will be distributable only to the Holder of such Coupon when due in accordance with the provisions of this Agreement. The distribution of interest on Registered Certificates shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 5.1) or, at the option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or, if provided pursuant to Section 5.1 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder.

          (b) Interest on any Coupon Certificate that is distributable and is punctually distributed or duly provided for on any Distribution Date shall be distributed to the Holder of the Coupon that has matured on such Distribution Date upon surrender of such Coupon on such Distribution Date at the principal London office of the Trustee or at such other Place of Distribution outside the United States specified pursuant to Section 5.1.

          Interest on any Bearer Certificate (other than a Coupon Certificate) that is distributable and is punctually distributed or duly provided for on any Distribution Date shall be distributed to the Holder of the Bearer Certificate upon presentation of such Bearer Certificate and notation thereon on such Distribution Date at the principal London office of the Trustee or at such other Place of Distribution outside the United States specified pursuant to Section 5.1.

          Unless otherwise specified pursuant to Section 5.1, at the direction of the Holder of any Bearer Certificate or Coupon payable in Dollars, or if there is no such office outside the United States, and subject to applicable laws and regulations, distributions in respect of such Bearer Certificate or Coupon will be made by check drawn on a bank in The City of New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a Dollar account maintained by such Holder with a bank outside the United States. If such distribution at the offices of the Trustee or all Paying Agents, if any, outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full distribution or receipt of such amounts in Dollars, the Depositor will appoint an office or agent in the United States at which such distribution may be made. Unless otherwise specified pursuant to Section 5.1, at the direction of the Holder of any Bearer Certificate or Coupon payable in a Foreign Currency, distributions on such Bearer Certificate or Coupon will be made by a check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no distribution on any Bearer Certificate or Coupon will be made by mail to an address in the United States or by transfer to an account maintained by the Holder thereof in the United States.

          (c) Subject to the foregoing provisions of this Section 5.6, each Certificate delivered under this Agreement upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and undistributed, and to accrue, that were carried by such other Certificate.

          (d) All computations of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

          (e) With respect to any computations or calculations to be made under this Agreement, the applicable Series Supplement and the Certificates, except as otherwise provided, (i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and (ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          (f) Notwithstanding any other provisions in this Agreement, the right of the Holder of any Certificate to receive any of the payments described above in this Section 5.6, and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Holder.

          Section 5.7. PERSONS DEEMED OWNERS. The Depositor, the Trustee and the Administrator, if any, and any agent of the Depositor, the Trustee or the Administrator, if any, may treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions of principal of (and premium, if any) and (subject to Section 5.6) interest, if any, on such Registered Certificate and for all other purposes whatsoever, whether or not such Registered Certificate be overdue, and neither the Depositor, the Trustee, the Administrator, if any, nor any agent of the Depositor, the Trustee nor the Administrator, if any, shall be affected by notice to the contrary. The Depositor, the Trustee and the Administrator, if any, and any agent of the Depositor, the Trustee or the Administrator, if any, may treat the Holder of any Bearer Certificate or of any Coupon as the absolute owner of such Bearer Certificate or Coupon for the purposes of receiving distributions thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Certificate or Coupon be overdue, and neither the Depositor, the Trustee, the Administrator, if any, nor any agent of the Depositor, the Trustee or the Administrator, if any, shall be affected by notice to the contrary. All distributions made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys distributable upon such Certificate or Coupon.

          None of the Depositor, the Trustee, the Administrator, if any, or any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          In connection with any notice or other communication to be provided to Holders pursuant to this Agreement by the Trustee with respect to any consent or other action to be taken by Holders, the Trustee shall establish a record date for such consent or other action and in the case of Global Certificates, give the Depositary notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such record date shall be the later of thirty (30) days prior to the first solicitation of such consent or other action or the date of the most recent list of Holders furnished to the Trustee pursuant to Section
3.19 hereof.

          Section 5.8. CANCELLATION. Unless otherwise specified pursuant to Section 5.1 for Certificates of any Series, all Certificates surrendered for payment, redemption, transfer or exchange and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates or Coupons shall be authenticated in lieu of or in exchange for any Certificates or Coupons cancelled as provided in this Section, except as expressly permitted by this Agreement.

          Section 5.9. GLOBAL SECURITIES. (a) If the Series Supplement pursuant to Section 5.1 provides that a Series (or Class within such Series) of Certificates shall be represented by one or more Global Securities, then the Depositor shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate initial Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of the Certificates of such Series or Class to be represented by such one or more Global Securities,
(ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          No Holder of a Certificate of such Series or Class will receive a Definitive Certificate representing such Holder's interest in such Certificate or Certificates, except as provided in Section 5.11. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Holders of such Series or Class pursuant to Section 5.11:

            (i) the provisions of this Section 5.9 shall be in full force and effect;

           (ii) the Certificate Registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of this Agreement (including the distribution of principal of, and premium, if any, and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates of such Series or Class, and shall have no obligation to the owners of beneficial interests in such Series or Class (collectively, the "Certificate Owners");

          (iii) to the extent that the provisions of this Section 5.9 conflict with any other provisions of this Agreement, the provisions of this Section 5.9 shall control;

           (iv) the rights of Certificate Owners of such Series or Class shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Certificate Owners and the Depositary or its Participants; and

            (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates of such Series or Class evidencing a specified percentage of the aggregate Voting Rights of such Series or Class, the Depositary shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners of such Series or Class or Participants in such Depositary's system owning or representing, respectively, such required percentage of the beneficial interest in the Certificates of such Series or Class and has delivered such instructions to the Trustee.

          (b) Each Depositary designated pursuant to Section 5.1 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          Section 5.10. NOTICES TO DEPOSITARY. Whenever a notice or other communication to the Holders of a Series or Class within such Series represented by one or more Global Securities is required under this Agreement, unless and until Definitive Certificates for such Series or Class shall have been issued to such Certificate Owners pursuant to Section 5.11, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates of such Series to the Depositary, and shall have no obligation to the Certificate Owners.

          Section 5.11. DEFINITIVE CERTIFICATES. If in respect of a Series (or Class within such Series) represented by one or more Global Securities (i) the Depositor advises the Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Certificates of such Series or Class and the Depositor is unable to locate a qualified successor, (ii) the

Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system for such Series or Class through the Depositary or (iii) after the occurrence of an Administrator
Termination Event, Certificate Owners representing beneficial interests aggregating at least a majority (or such other Required Percentage-- Definitive Certificates that may be specified in a Series Supplement) of the Voting Rights of the Certificates of such Series or Class advise the Depositary in writing that the continuation of a book-entry system for such Series or Class through the Depositary is no longer in the best interests of the Certificate Owners of such Series or Class, then the Depositary shall notify all Certificate Owners or Participants in the Depositary's system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates for such Series or Class to Certificate Owners of such Series or Class requesting the same. Upon surrender to the Trustee of the Global Securities of such Series or Class by the Depositary, accompanied by registration instructions, the Depositor shall execute and the Trustee shall authenticate the Definitive Certificates of such Series or Class in accordance with the instructions of the Depositary. None of the Depositor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series or Class, the Trustee shall recognize the holders of the Definitive Certificates of such Series or Class as Holders.

          Section 5.12. CURRENCY OF DISTRIBUTIONS IN RESPECT OF CERTIFICATES. (a) Except as otherwise specified pursuant to Section 5.1 for Bearer Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Bearer Certificates of such Series or Class denominated in any Currency will be made in such Currency.

          (b) Except as otherwise specified pursuant to Section 5.1 for Registered Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Registered Certificates of such Series or Class will be made in Dollars.

          (c) For purposes of any provision of the Agreement where the Holders of Outstanding Certificates may perform an act that requires that a specified percentage of the aggregate Voting Rights of the Certificates of all Series perform such act and for purposes of any decision or determination by the Trustee of amounts due and not distributed for the principal of (and premium, if any) and interest on the Certificates of all Series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) or notional amount of, as applicable, and interest on the Outstanding Certificates denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified pursuant to Section 5.1 for Certificates of such Series, as of the date for determining whether the Holders entitled to perform such act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

          (d) With respect to Certificates of any Series (or Class within such Series), any decision or determination to be made regarding exchange rates shall be made by an Exchange Rate Agent appointed by the Depositor; PROVIDED that such Exchange Rate Agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Trustee and shall, in the opinion of the Depositor at the time of such appointment, require such Exchange Rate Agent to make such determination by a method consistent with the method provided in the applicable Series Supplement for the making of such decision or determination. All decisions and determinations of such Exchange Rate Agent regarding exchange rates shall be in its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and irrevocably binding upon the Depositor, the Trustee and all Holders of the Certificates of such Series or Class.

          (e) If distributions in respect of a Certificate are required to be made in a Specified Currency other than Dollars and such currency is
unavailable  due   to   the   imposition  of  exchange  controls  or  other
circumstance  beyond  the  control  of  the  Trustee,   the   Administrator,
if any, and the Depositor or is no longer used by the government of the country issuing such Specified Currency or is no longer commonly used for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in Dollars until such Specified Currency is again so used in the manner specified in the related Series Supplement.

          Section 5.13. CONDITIONS OF AUTHENTICATION AND DELIVERY OF NEW SERIES. Certificates of a new Series may be issued at any time and from time to time after the execution and delivery of this Agreement and the related Series Supplement. The Depositor shall execute and deliver Certificates of such Series to the Trustee, with appropriate Coupons, if any, appertaining thereto, and the Trustee shall authenticate and deliver such Certificates upon a Depositor Order and upon delivery by the Depositor to the Trustee of the following:

               (1) BOARD RESOLUTION. A Board Resolution (or action by a Person authorized by Board Resolution) authorizing the execution, authentication and delivery of the Certificates and specifying the Series, the Classes within such Series and their respective Final Scheduled Distribution Dates, priorities as to distributions of principal, premium (if any) and interest, aggregate initial Certificate Principal Balances and Notional Amounts, if any, and Pass Through Rates of, if any, each Class of such Series of Certificates to be authenticated and delivered and the method of calculation thereof.

               (2) SERIES SUPPLEMENT. A Series Supplement consistent with the applicable provisions of this Agreement, accompanied by a Board Resolution (or action by a Person authorized by Board Resolution) authorizing such Series Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, authorizing this Agreement).

               (3)  CERTIFICATES OF THE DEPOSITOR.

                    (a) An Officer's Certificate of the Depositor, dated as of the Closing Date for such Series, to the effect that the Depositor is not in breach of this Agreement and that the issuance of the Certificates applied for will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Depositor's Certificate of Incorporation or bylaws, or any indenture, mortgage, deed of transfer or other agreement or instrument to which the Depositor is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it or its property may be bound or to which it or its property may be subject.

                    (b) An Officer's Certificate of the Depositor, dated as of the Closing Date, to the effect that attached thereto are true and correct copies of letters signed by the Rating Agency (or other evidence satisfactory to the Trustee) and confirming that the related Certificates have received the Required Rating.

               (4) REQUIREMENTS OF SERIES SUPPLEMENT. Such other funds, accounts, documents, certificates, agreements, instruments or opinions as may be required by the terms of the Series Supplement creating such Series.

          If all of the Certificates of a Series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 5.13 must be delivered only once, prior to the authentication and delivery of the first Certificate of such Series; PROVIDED, however, that any subsequent Depositor Order to the Trustee to authenticate Certificates of such Series upon original issuance shall constitute a representation and warranty by the Depositor that, as of the date of such request, the statements made in the Officer's Certificates delivered pursuant to this Section 5.13 shall be true and correct as if made on such date.

          Section 5.14. APPOINTMENT OF PAYING AGENT. The Trustee may appoint one or more paying agents (each, a "Paying Agent") with respect to the Certificates of any Series. Any such Paying Agent shall be authorized to make distributions to Certificateholders of such Series from the Certificate Account for such Series pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from such Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Depositor and acceptable to the Trustee, including, if and so long as any Series or Class within such Series is listed on the Luxembourg Stock Exchange and such exchange so requires, a co-paying agent in Luxembourg or another European city. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent. The Trustee shall cause each successor to act as Paying Agent to execute and deliver to the Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that (i) it will hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders and (ii) it will give the Trustee notice of any default by any obligor on the applicable Series of Certificates or on the Deposited Assets. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 8.1, 8.2, 8.3 and 8.5 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 5.14 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Agreement other than with respect to funds paid to such Paying Agent.

          Section 5.15. AUTHENTICATING AGENT. (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") with respect to the Certificates of any Series which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor and the Administrator, if any. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section 5.15 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Agreement.

          (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Administrator, if any, and the Depositor. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Sections 8.1, 8.2 and 8.3 shall be applicable to any Authenticating Agent.

          (c) Pursuant to an appointment made under this Section 5.15, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Trust Agreement and the related Series Supplement.


                              _________________________________
                              as Authenticating Agent
                              for the Trustee,


                              By________________________________
                                   Authorized Signatory

          Section 5.16. EVENTS OF DEFAULT. If any Event of Default shall occur and be continuing with respect to any class of Certificates, then, and in each and every case, the Trustee shall exercise any rights in respect of the related Deposited Assets as provided in the applicable Series Supplement.

          Section 5.17. CONTROL BY HOLDERS. The Holders of Outstanding Certificates representing the Required Percentage --Direction of Trustee shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to any Issuer Payment Default; provided, however, that:

            (i) such direction shall not be in conflict with any rule of law or with this Agreement;

           (ii) subject to Section 8.7, the Trustee need not take any action that it determines might cause it to incur any personal liability.

          Section 5.18. WAIVER OF PAST DEFAULTS. The Holders of Outstanding Certificates representing the Required Percentage -- Direction of Trustee may waive any past default and its consequences except (i) an Issuer Payment Default or other default in the payment of principal of or interest on any of the Certificates or (ii) a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Certificate. In the case of any such waiver, the Depositor, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                            ARTICLE VI.

                  THE DEPOSITOR AND THE ADMINISTRATOR

          Section 6.1.   THE DEPOSITOR.

          (a)  [Reserved].

          (b) The Depositor shall deliver to the Trustee, not less often than annually, an Officer's Certificate signed by an Executive Officer who is the principal executive officer, principal financial officer or principal accounting officer of the Depositor, dated as of the date set forth in the Series Supplement in respect of each Series for such year, stating that in respect of such Series:

            (i) a review of the activities of the Depositor during such fiscal year and of performance under this Agreement has been made under such Executive Officer's supervision; and

           (ii) to the best of such Executive Officer's knowledge, based on such review, the Depositor has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Executive Officer and the nature and status thereof. A copy of such certificate in respect of a Series may be obtained by any Holder of a Certificate in such Series by a request in writing to the Depositor addressed to the Corporate Trust Office of the Trustee.

          (c) If and only if the Series Supplement provides for the pledge of the Deposited Assets to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee), on the Closing Date, the Depositor shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Agreement, any agreements supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this Agreement and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (d) If and only if the Series Supplement provides for the pledge of the Deposited Assets to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee), at least annually after the Closing Date, the Depositor shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Agreement, any agreements supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Agreement. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Agreement, any agreements supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Agreement until such date in the following calendar year.

          (e) If and only if the Series Supplement provides for the pledge of the Deposited Assets to the Trustee (and not merely the transfer, assignment, conveyance and sale, without recourse, thereof to the Trustee),

            (i) whenever any property or securities are to be released from the lien of this Agreement, the Depositor shall furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Agreement in contravention of the provisions hereof.

           (ii) whenever the Depositor is required to furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of any signatory thereof as to the matters described in clause (i) above, the Depositor shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Agreement since the commencement of the then current calendar year, as set forth in the certificates required by clause (i) above and this clause (ii), equals 10% or more of the principal amount of the Outstanding Certificates, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate of the Depositor is less than $25,000 or less than one percent of the then principal amount of the Outstanding Certificates.

          (iii) prior to the deposit with the Trustee of any securities that are to be made the basis for the authentication and delivery of Certificates, the withdrawal of cash constituting a part of the trust estate or the release of any property or securities subject to the lien of this Agreement, the Depositor shall furnish to the Trustee an Officer's Certificate of the Depositor certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Depositor of the securities to be so deposited.

           (iv) whenever the Depositor is required to furnish to the Trustee an Officer's Certificate of the Depositor described in clause (iii) above, the Depositor shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Depositor of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Depositor, as set forth in the certificates delivered pursuant to clause (iii) above and this clause (iv), is 10% or more of the principal amount of the Outstanding Certificates, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Depositor as set forth in the related Officer's Certificate of the Depositor is less than $25,000 or less than one percent of the principal amount of the Outstanding Certificates.

            (v) subject to the payment of its fees and expenses hereunder, the Trustee may, and when required by the provisions of this Agreement, shall, execute instruments to release property from the lien of this Agreement, or convey the Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Agreement. No party relying upon an instrument executed by the Trustee in connection therewith shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

           (vi) the Trustee shall at such time as there are no Outstanding Certificates and all sums due to the Trustee hereunder have been paid, upon request release any remaining portion of the trust estate that secured the Certificates from the lien of this Agreement and release to the Depositor or any other Person entitled thereto any funds then included in the trust estate.

          (f) Upon any application or request by the Depositor to the Trustee to take any action under the provisions of this Agreement, which action is subject to the satisfaction of a condition precedent (including any covenants the compliance with which constitutes a condition precedent), the Depositor shall furnish to the Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

           (ii)     a brief statement  as  to  the  nature and scope of the
examination  or  investigation  upon  which  the  statements   or  opinions
contained in such certificate or opinion are based;

          (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigations as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          Section 6.2. MERGER OR CONSOLIDATION OF THE DEPOSITOR OR THE ADMINISTRATOR. (a) Subject to the following paragraph (b) of this
Section 6.2, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and the Administrator, if any, will keep in full effect its existence, rights and franchises under the laws of the jurisdiction of its incorporation or association. The Depositor and the
Administrator, if any, each will obtain and preserve its qualification to do business as a foreign corporation or association in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Deposited Assets and to perform its respective duties under this Agreement.

          (b)  The   Depositor   and    an   Administrator,   if  any,  may
consolidate or merge with or into any other Person, provided that:

            (i)     the   Person  (if   other   than   the   Depositor   or
Administrator, as applicable) formed by or surviving such consolidation or merger shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance or observance of every agreement and covenant of this Agreement on the part of the Depositor or Administrator, as applicable, to be performed or observed, all as provided herein and in the applicable Series Supplement or Supplements;

           (ii) immediately after giving effect to such transaction, no Administrator Termination Event or event which with the passage of time or notice or both would become an Administrator Termination Event shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction; and

           (iv) the Depositor or Administrator, as applicable, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental assumption agreement comply with this Section 6.2 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          Section 6.3. LIMITATION ON LIABILITY OF THE DEPOSITOR AND THE ADMINISTRATOR. (a) Unless otherwise expressly specified in this Agreement or a Series Supplement, neither the Administrator, if any, nor the Depositor shall be under any obligation to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or under a Series Supplement or in the exercise of any of its rights or powers if reasonable grounds exist for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (b) Neither the Depositor, an Administrator, if any, nor any of the directors, officers, employees or agents of the Depositor or such Administrator shall be under any liability to any Trust or the Certificateholders of any Series for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; PROVIDED, however, that this provision shall not protect the Depositor, any such Administrator or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on such Administrator pursuant hereto, or against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Depositor nor an Administrator, if any, shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; PROVIDED, however, that either of the Depositor or such Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. The legal expenses and costs of such action and any liability resulting (except any loss, liability or expense incurred by reason of wilful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be allocated as specified in the applicable Series Supplement.

          Section 6.4. LIMITATION ON RESIGNATION OF THE ADMINISTRATOR. An Administrator appointed pursuant to the applicable Series Supplement shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment by the Trustee of a successor administrative agent and receipt by the Trustee of a letter from the Rating Agency that such a resignation and appointment will satisfy the Rating Agency Condition or (b) upon a determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Depositor. No resignation of an Administrator shall become effective until the Trustee or a successor administrative agent shall have assumed the Administrator's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

          Section 6.5.   RIGHTS  OF  THE  DEPOSITOR  IN  RESPECT   OF   THE
ADMINISTRATOR. An Administrator appointed pursuant to the applicable Series Supplement shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Administrator in respect of its rights and obligations hereunder and access to officers of the Administrator responsible for such obligations. Upon request, the Administrator shall furnish to the Depositor and the Trustee the Administrator's most recent financial statements and such other information relating to its capacity to perform its obligations under this Agreement as the
Administrator possesses. To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Administrator's written consent, except as required pursuant to this Agreement to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee or the Trust, and in either case, the Depositor or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated nonpublic information. The Depositor may, but is not obligated to, enforce the obligations of the Administrator under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Administrator Agent under this Agreement or exercise the rights of the Administrator under this Agreement; PROVIDED, however, that the Administrator shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Administrator and is not obligated to supervise the performance of the Administrator under this Agreement or otherwise.

          Section 6.6. DEPOSITOR MAY PURCHASE CERTIFICATES. The Depositor may at any time purchase Certificates in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold. Certificates beneficially owned by the Depositor will be disregarded for purposes of determining whether the required percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

          Section 6.7. THE ADMINISTRATOR AND OTHER PARTIES. The Person serving as an Administrator, if any, appointed pursuant to the applicable Series Supplement may be the Depositor, the Trustee or an Affiliate of either thereof, and may have normal business relationships with the Depositor, the Trustee or any Affiliates thereof.

          Section 6.8. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent required by TIA Section 311(a).


                            ARTICLE VII.

                   ADMINISTRATOR TERMINATION EVENTS

          Section 7.1. ADMINISTRATOR TERMINATION EVENTS. (a) "Administrator Termination Event", wherever used herein with respect to any Series of

Certificates,  means any one of the following events:

            (i) a failure by any Administrator specified in the applicable Series Supplement to remit to the Trustee, pursuant to the terms of this Agreement, any funds in respect of collections on Deposited Assets, and collected by the Administrator pursuant to the terms of this Agreement and the applicable Series Supplement that continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to the Administrator, the Depositor and the Trustee by the Holders of Certificates of such Series representing at least 25% of the aggregate Voting Rights; or

           (ii) a failure on the part of any Administrator specified in the applicable Series Supplement to observe or perform in any material respect any other of the covenants or agreements on the part of the Administrator contained in the Certificates of such Series, in this Agreement or in the applicable Series Supplement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Depositor or the Trustee, or to the Administrator, the Depositor and the Trustee by the Holders of Certificates of such Series representing at least 25% of the aggregate Voting Rights; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future Federal or State bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Administrator, if any, specified in the applicable Series Supplement and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or

           (iv)     any    Administrator   specified   in   the  applicable
Series Supplement shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Administrator or of or relating to all or substantially all its property; or

            (v)     any   Administrator   specified   in   the   applicable
Series Supplement shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (vi) if so specified in the related Series Supplement, any failure of the Administrator, if any, specified in the applicable Series Supplement to make any Advances required to be made from its own funds pursuant to Section 4.3 which continues unremedied until twelve o'clock noon New York City time on the Business Day immediately following the day on which such Advance was required to have been made; or

          (vii)     any   additional   Administrator    Termination   Event
that may be specified with respect to such Series in the related Series Supplement.

Each Series Supplement that provides for the appointment of an Administrator, shall specify as to each of the foregoing clauses requiring a vote of Holders of different Classes the circumstances and manner in which the aggregate Voting Rights applicable to each such clause shall be calculated.

          (b) Unless otherwise provided in the applicable Series Supplement and provided an Administrator shall have been appointed pursuant to the applicable Series Supplement, so long as an Administrator Termination Event with respect to the related Series of Certificates shall have occurred and be continuing, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates evidencing not less than the "Required Percentage--Administrator Termination" of the aggregate Voting Rights, the Trustee shall, by notice in writing to such Administrator (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all the rights and obligations of such Administrator hereunder and under its Administration Agreement, to the extent permitted by law, and in and to the Deposited Assets relating to such Series and the proceeds thereof. On or after the receipt by such Administrator of such written notice, all authority and power of the Administrator under this Agreement relating to such Series, whether with respect to the Certificates (other than as a Holder of any Certificate) of such Series or the Deposited Assets relating to such Series or otherwise, shall pass to and be vested in the Trustee or any successor Administrator appointed in accordance with this Agreement. The Trustee (or any Administrator) is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Depositor, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of such Deposited Assets and related documents, or otherwise. The Administrator, if any, specified in the applicable Series Supplement agrees promptly (and in any event not later than ten Business Days subsequent to such notice) to provide the Trustee or (any successor Administrator) with all documents and records requested by it to enable it to assume the functions of the Administrator under this Agreement relating to such Series, and to cooperate with the Trustee in effecting the termination of the Administrator's responsibilities and rights under this Agreement relating to such Series, including the transfer within one Business Day to the Trustee for administration by it of all cash amounts and investments which shall at the time be or should have been credited by the Administrator to the Certificate Account relating to such Series or thereafter be received with respect to such Deposited Assets; provided, however, that the Administrator shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and shall continue to be entitled to the benefits of Section 6.3 notwithstanding any such termination.

          Section 7.2. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time an Administrator, if any, specified in the applicable Series Supplement, receives a notice of termination pursuant to Section 7.1, the Trustee shall be the successor in all respects to such
Administrator and shall, until a successor Administrator is appointed in accordance herewith, be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Administrator (except for any representations or warranties of the Administrator under this Agreement and except as otherwise provided herein or in the applicable Series Supplement) by the terms and provisions hereof that any failure to perform such duties or responsibilities caused by the Administrator's failure to provide information required by Section 7.1 shall not be considered a default by the Trustee as successor to the Administrator hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates of such Series evidencing not less than the Required Percentage-- Administrator Termination of the aggregate Voting Rights, so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, an Administrator acceptable to the Rating Agency (such acceptance to be evidenced by satisfaction of the Rating Agency Condition with respect to such appointment) and having a net worth of not less than $15,000,000, as the successor to such Administrator under this Agreement with respect to such Series in the assumption of all or any part of the responsibilities, duties or liabilities of such Administrator under this Agreement with respect to such Series. The Trustee, the Depositor and any such successor Administrator may agree upon the compensation to be paid with respect thereto; PROVIDED, however, that in no event shall such compensation be greater than the compensation payable to the Administrator under this Agreement. No appointment of a successor Administrator under this Agreement shall be effective until the assumption by the successor Administrator of all the responsibilities, duties and liabilities placed on the Administrator hereunder and under the related Series Supplement. Pending appointment of a successor Administrator under this Agreement, the Trustee shall act in such capacity as and to the extent hereinabove provided.

          Section 7.3. NOTIFICATION TO CERTIFICATEHOLDERS. (a) Upon any such termination pursuant to Section 7.2 or appointment of a successor Administrator and receipt by the Trustee or written notice thereof, the Trustee shall give prompt written notice thereof to Certificateholders of the affected Series in the manner provided in Section 10.5.

          (b) Within 60 days after the occurrence of any Administrator Termination Event or event which but for the lack of notice or passage of time or both would constitute an Administrator Termination Event with respect to any Series, upon receipt by the Trustee of written notice thereof, the Trustee shall transmit by mail to all Certificateholders of such Series notice of each such Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event which is actually known to the Trustee, unless such Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event shall have been cured or waived.

          Section 7.4.   WAIVER OF ADMINISTRATOR TERMINATION EVENTS.
Unless otherwise provided in the applicable Series Supplement, the Holders of Certificates of the related Series evidencing not less than the Required Percentage--Waiver of the aggregate Voting Rights may, on behalf of all Certificateholders of such Series, (i) if so provided in the applicable Series Supplement, waive compliance by the Depositor, the Trustee or the Administrator, if any, with certain restrictive provisions of this Agreement as set forth in such Series Supplement prior to the time such compliance is required and (ii) waive any Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event with respect to such Series; provided, however, that an Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event with respect to such Series regarding the failure to distribute, in accordance with the terms of this Agreement, amounts received with respect to any Deposited Asset or any such event with respect to such Series in respect of a covenant or provision of this Agreement the modification or amendment of which would require the consent of the Holders of all outstanding Certificates of such Series, may be waived only by all the Certificateholders of such Series. Upon any such waiver of an
Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event with respect to such Series, such Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other
Administrator Termination Event or event which but for lack of notice or passage of time or both would constitute an Administrator

Termination Event or impair any right consequent thereon except to the extent expressly so waived.


                            ARTICLE VIII.

                      CONCERNING THE TRUSTEE

          Section 8.1. AUTHORITY AND DUTIES OF TRUSTEE; NOTICE OF DEFAULTS. (a) The Trustee is authorized and directed to execute and deliver the Basic Documents in respect of each Series to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by such Basic Documents, in each case in such form as the Depositor shall approve as evidenced conclusively by the Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee in respect of an Indenture for such Series to authenticate and deliver the Notes in the aggregate principal amount specified in a letter of instruction from the Depositor to the Trustee. In addition to the foregoing, the Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Trustee is further authorized from time to time to take such action as the Administrator under the Administration Agreement for a Series requests with respect to the Basic Documents in respect of such Series.

          (b) It shall be the duty of the Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to this Agreement and the Basic Documents in respect of each Series to which the Trust is a party and to administer the Trust in the interest of the Certificateholders for each Series, subject to the related Basic Documents, and in accordance with this Agreement. Notwithstanding the foregoing, the Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents in respect of a Series to the extent an Administrator has agreed in the Administration Agreement for such Series to perform any act or to discharge any duty of the Trustee hereunder or under any related Basic Document and the Trustee, to the extent permitted by law, shall not be liable for any failure of the Administrator to act or to discharge any such duties delegated under the Administration Agreement.

          (c) The Trustee, prior to the occurrence of an Administrator Termination Event or Event of Default with respect to any Series and after the curing of all such Administrator Termination Events or Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the related Series Supplement. During the period an Administrator Termination Event or Event of Default with respect to any Series shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

          (d) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Depositor, Administrator, if any, and Certificateholders.

          (e) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct; PROVIDED, however, that:

            (i) prior to the occurrence of an Administrator Termination Event or Event of Default with respect to any Series, and after the curing of all such Administrator Termination Events or Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

           (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of the Required Percentage-- Direction of Trustee of the aggregate Voting Rights of a given Series (or Class or group of Classes within such Series) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

           (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of an Administrator, if any, appointed pursuant to the applicable Series Supplement, under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, such an Administrator in accordance with and only to the extent provided in this Agreement;

            (v) except for actions expressly authorized by this Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Deposited Asset now existing or hereafter acquired or to impair the value of any Deposited Asset now existing or hereafter acquired;

           (vi) except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including by
(A) accepting any substitute obligation or asset for a Deposited Asset initially assigned to the Trustee under Section 2.1, (B) adding any other investment, obligation or security to the Trust or (C) withdrawing from the Trust any Deposited Assets; and

          (vii) in the event that the Paying Agent or the Certificate Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Certificate Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform, or designate an Administrator meeting the requirements of this Agreement to perform, such obligation, duty or agreement in the manner so required.

          (f) The Trustee shall have the legal power to exercise all of the rights, powers and privileges of holders of the Deposited Assets in which the Certificates evidence an interest. However, neither the Trustee (except as specifically provided herein or in the TIA) nor the Depositor shall be under any obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of Deposited Assets or Certificates.

          (g) Neither the Trustee nor the Depositor shall have any obligation on or with respect to the Deposited Assets, except as provided in this Article VIII with respect to the Trustee; and their respective obligations with respect to Certificates shall be solely as set forth in this Agreement.

          (h) If there is an event of default (as defined in the indenture or other document pursuant to which the Deposited Assets were issued) with respect to any Deposited Asset and such default is actually known to the

Trustee, the Trustee shall promptly give notice to the Depositary or, if the Certificates are Definitive Certificates, directly to Holders thereof as provided in Section 10.5 hereof (and in the manner and to the extent provided in TIA Section 313(c)) within 90 days after such event of default occurs. Such notice shall set forth (i) the identity of the Deposited Assets, (ii) the date and nature of such default, (iii) the face amount of the obligation to which such default relates, (iv) the identifying numbers of the Series and Class of Certificates, or any combination, as the case may be, evidencing the obligations (or portions thereof) described above in clause (iii), and (v) any other information which the Trustee may deem appropriate. Except in the case of a default in payment of principal or interest (including payments pursuant to a redemption of any Certificate), the Trustee may withhold the notice to Holders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

          (i) Holders of Certificates shall have no recourse against the Depositor or the Trustee for payment defaults on the Deposited Assets.

          Section 8.2. CERTAIN MATTERS AFFECTING THE TRUSTEE. (a) Except as otherwise provided in Section 8.1:

            (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) the Trustee may consult with counsel and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; PROVIDED, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Administrator Termination Event or Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs;
           (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)     prior  to  the    occurrence    of   an   Administrator
Termination Event hereunder and after the curing of all Administrator Termination Events which may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by Holders of the Required Percentage--Direction of Trustee of the aggregate Voting Rights of the affected Series (or Class or Classes within any such Series), as specified by the applicable Series Supplement; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

           (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through one or more Administrators, agents or attorneys or a custodian; PROVIDED that Trustee shall not be liable for the default or misconduct of any such persons or entities selected by Trustee, in good faith; and

          (vii) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Certificate Account or Reserve Account at the direction of an Administrator or the Depositor pursuant to Section 3.10.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates of any Series (or Class within such Series), or the production thereof at the trial or other Proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          Section 8.3. TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES OR DEPOSITED ASSETS. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the signature and authentication on the Certificates). Except as set forth in Section 8.12, the Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates of any Series (other than the signature and authentication on the

Certificates) or of any Deposited Asset or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Administrator, if any, of any of the Certificates or of the proceeds of such Certificates.

          Section 8.4. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.5. COMPENSATION OF TRUSTEE. (a) The Trustee shall be entitled to receive from the Depositor or an Affiliate of the Depositor as compensation for the Trustee's services hereunder, trustee's fees pursuant to a separate agreement between the Trustee and the Depositor, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Trustee (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ). The Depositor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants and any Administrator (each an "Indemnified Person") against any and all loss, liability or reasonable expense (including attorney's fees) incurred by it in connection with the administration of this Trust and the performance of its duties thereunder including any Administration Agreement. An Indemnified Person shall notify the Depositor promptly of any claim for which it may seek indemnity. Failure by an Indemnified Person to so notify the Depositor shall not relieve the Depositor of its obligations hereunder. The Depositor need nor reimburse any expense or indemnify any Indemnified Person against any loss, liability or expense incurred through such Indemnified Person's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 8.5 shall survive the resignation or termination of the Trustee, any Administrator or the termination of the Agreement or the Series Supplement.

          (b) Failure by the Depositor to pay, reimburse or indemnify any Indemnified Person (as defined in paragraph (a) above) shall not entitle such Indemnified Person to any payment, reimbursement or indemnification from the trust, nor shall such failure release such Indemnified Person from the duties it is required to perform under the Agreement and this Series Supplement (or as applicable, its Administration Agreement). Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the
Trust and shall not constitute a claim against the Trust, and no Indemnified Person shall have any recourse against the Trust with respect thereto.

          (c) All parties to this Agreement agree, and each Holder of any Certificate by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Agreement, or in any Proceeding against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.5(c) shall not apply to:

            (i)     any Proceeding instituted by the Trustee;

           (ii) any Proceeding instituted by any Holder, or group of Holders, in each case holding in the aggregate Outstanding Certificates representing more than 10% of the Voting Rights; or

          (iii) any Proceeding instituted by any Holder for the enforcement of the payment of principal or interest on or after the respective due dates expressed in such Certificate and in this Agreement (or, in the case of redemption, on or after the redemption date).

          Section 8.6. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. (a) The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee hereunder shall at all times be a corporation which is not an Affiliate of the Depositor (but may have normal banking relationships with the Depositor or any obligor with respect to the Deposited Assets with respect to such Series of Certificates and their respective Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority or otherwise acceptable to the Rating Agency. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association must be rated in one of the four highest rating categories by the Rating Agency.

          (b) The Trustee shall comply with Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1), any Series Supplement under which other securities are outstanding evidencing ownership interest in obligations of the Term Assets Issuer if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          Section 8.7. RESIGNATION OR REMOVAL OF THE TRUSTEE. (a) The Trustee may, with respect to any Series of Certificates, at any time resign and be discharged from any trust hereby created by giving written notice thereof to the Depositor, the Administrator, if any, the Rating Agency and to all Certificateholders of such Series. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee for such Series by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to such

Certificateholders and the Administrator, if any, by the Depositor. If no such successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee for such Series.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Administrator, if any, by the Depositor.

          (c) The Holders of Certificates of any Series representing the Required Percentage--Removal of Trustee of the aggregate Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact and duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Administrator, if any, by the Depositor.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.8.

          Section 8.8. SUCCESSOR TRUSTEE. (a) Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder (either with respect to a given Series of Certificates or with respect to all Certificates issued under this Agreement), with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.6.

          (b) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall transmit notice of the succession of such trustee hereunder to all Holders of Certificates and to the Rating Agency in the manner provided in Section 10.5.

          Section 8.9. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.10.  APPOINTMENT  OF  CO-TRUSTEE  OR  SEPARATE TRUSTEE.
(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust for a given Series may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of such Trust, and to vest in such Person or Persons, in such capacity, such title to such Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Administrator Termination Event shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee or co-trustees or separate trustee or trustees shall be required under Section 8.8 hereof. Notwithstanding anything contained herein to the contrary, the appointment of a co-trustee pursuant to this Section 8.10 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Agreement; PROVIDED, however, no Trustee or co-Trustee shall be liable for the acts or failures to act of any other Trustee or co-Trustee.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to an
Administrator    hereunder),    the    Trustee   shall   be incompetent  or
unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to such Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11. APPOINTMENT OF OFFICE OR AGENCY. As specified in a Series Supplement, the Trustee shall appoint an office or agency where the Certificates may be surrendered for registration of transfer or exchange, and presented for the final distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates of the related Series and this Agreement may be served.


          Section 8.12. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee represents and warrants that:

            (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

           (ii) neither the execution nor the delivery by the Trustee of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will violate its charter documents or by-laws;

          (iii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations as set forth herein and in each Series Supplement to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

           (iv) this Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 8.13.  TRUSTEE  TO  ACT  ONLY  IN  ACCORDANCE  WITH  THIS
AGREEMENT OR PURSUANT TO INSTRUCTIONS OF CERTIFICATEHOLDERS. (a) The Trustee shall only take such action or shall refrain from taking such action under this Agreement as directed pursuant to a specific provision of this Agreement or, if required hereunder, by all the Certificateholders, and the Trustee shall not otherwise act in respect of the Trust; PROVIDED, however, that the Trustee shall not be required to take any such action if it reasonably determines, or receives, at the expense of the Certificateholders, an Opinion of Counsel (with copies thereof delivered to the Certificateholders and the Depositor), that such action is inconsistent with the purpose of the Trust or contrary to the terms hereof.

          (b) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by this Agreement or any Basic Document, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within 10 days after such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          (c) In the event that the Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Trustee shall not be liable, on account of such action or inaction, to any Person. If the Trustee shall not have received appropriate instruction within 10 days after such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          Section 8.14. ACCOUNTING AND REPORT TO CERTIFICATEHOLDERS, INTERNAL REVENUE SERVICE AND OTHERS. The Trustee, or an Administrator on its behalf, shall (a) maintain the books of the Trust on a calendar year basis on the accrual method of accounting, (b) after the close of each calendar year, deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information for such year as may be required to enable each Certificateholder to prepare its federal income tax returns, (c) as specifically directed in writing by the Depositor, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as other than an association taxable as a corporation for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 4.4 with respect to income or distributions to Certificateholders, (f) treat the Notes as indebtedness for all federal and state income tax, franchise tax and transfer and similar tax purposes and (g) make such elections and keep such records to treat assets of the Trust as a synthetic debt instrument for purposes of Treasury Regulations, Section 1.1275-6 and elect out of Subchapter K of the Code for purposes of Section 761 of the Code.

          Section 8.15. SIGNATURE ON RETURNS. Except as required by law, the Trustee shall sign on behalf of the Trust any and all tax returns of the Trust presented to it by the Depositor in final execution form.

                            ARTICLE IX.

                            TERMINATION

          Section 9.1. TERMINATION UPON PURCHASE OR LIQUIDATION OF ALL DEPOSITED ASSETS. (a) The respective obligations and responsibilities under this Agreement of the Depositor, the Administrator, if any, and the Trustee (other than the obligations of any such Administrator to provide for and the Trustee to make distributions to Holders of the Certificates of any given Series as hereafter set forth) shall terminate and the Trust shall dissolve, if no Series are outstanding, upon the election of the Depositor and otherwise, upon the distribution to such Holders of all amounts held in all the Accounts for such Series or by an Administrator, if any, and required to be paid to such Holders pursuant to this Agreement on the Distribution Date coinciding with or following the earlier to occur of (i) if and as provided in the Series Supplement for such Series, the purchase by, and at the sole option of, the Administrator, if any, or the Depositor, as provided in the Series Supplement for such Series, of all remaining Deposited Assets for each Series in the Trust for each Series on any Distribution Date, provided that such option may be exercised only if the aggregate principal amount of such Deposited Assets at the time of any such purchase is less than 10% (or such other percentage as may be specified in such Series Supplement) of the aggregate principal amount of all Deposited Assets deposited in the Trust as of the applicable Cut-off Date and (ii) the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable Term Assets Issuer) (or any Advance with respect thereto) of the last Deposited Asset remaining in the Trust or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset; PROVIDED, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

          (b) The Depositor or an Administrator, as the case may be, shall exercise its option to purchase all the Deposited Assets remaining in the Trust pursuant to clause (i) of Section 9.1(a) not later than 91 days prior to the anticipated date of purchase of all such Deposited Assets, at a price as may be specified in the applicable Series Supplement; provided, however, that such price shall not be less than the then outstanding aggregate principal amount of such Deposited Assets as determined on the date of purchase. The proceeds of such purchase will be deposited into the Certificate Account and applied in the same manner and priority that collections on Deposited Assets would be applied as provided in the applicable Series Supplement.

          (c) Written notice of any termination shall be provided as set forth in Section 10.5.

          (d)  Upon presentation and surrender of the Certificates  by  the
Certificateholders on the Scheduled Final Distribution Date, or the Distribution Date coinciding with or next following the earlier to occur of the occurrences specified in clauses (i) and (ii) of Section 9.1(a), with respect to the applicable Series of Certificates, the Trustee shall distribute to each Holder presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.1 in respect of the Certificates so presented and surrendered, if not in connection with the purchase by an Administrator or the Depositor of all the Deposited Assets or (ii) as specified in the applicable Series Supplement, if in connection with an Administrator's purchase of all the remaining Deposited Assets. Pursuant to the DBTA, the Trustee shall, on behalf of the Trust, pay, or make provision for, all outstanding obligations of the Trust, if any. Any funds not distributed on such Distribution Date, or used to pay outstanding obligations of the Trust, shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their
Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 9.1 and Section 4.1 hereof. Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate. Upon the termination of the Trust, the Trustee is hereby authorized to cause the Certificate of Trust to be cancelled in the Office of the Secretary of State of the State of Delaware.


                            ARTICLE X.

                     MISCELLANEOUS PROVISIONS

          Section 10.1. AMENDMENT. (a) This Agreement may be amended from time to time by the Depositor and the Trustee without notice to or the consent of any of the Certificateholders for any of the following purposes:
(i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein;
(ii) to add to the covenants, restrictions or obligations of the Depositor, the Administrator, if any, or the Trustee for the benefit of the Certificateholders; (iii) to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement, so long as (x) any such amendment described in (i) through (iii) will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any Certificate for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency rating such Certificates to reduce or withdraw the then current rating thereof; (iv) to comply with any requirements imposed by the Code;
(v) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than Delaware Trust Capital Management, Inc. as Trustee for a Series of Certificates, and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the separate Trusts hereunder by more than one Trustee, pursuant to the requirements of Section 5.1 hereof; (vi) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Certificates of one or more Series or to add or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder; or (vii) to provide for the issuance of a new Series of Certificates pursuant to a Series Supplement issued hereunder pursuant to Sections 5.1 and 5.13 hereof.

          (b) Without limiting the generality of the foregoing, with respect to any Series this Agreement may also be modified or amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates representing the Required Percentage--Amendment of the aggregate Voting Rights of those Certificates to which such modification or amendment relates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or alter the timing of, payments received on Deposited Assets which are required to be distributed on any Certificate without the unanimous consent of the Holders of such Certificates, (ii) adversely affect in any material respect the interests of the Holders of any Series (or Class within such Series) of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Series or Class evidencing not less than the Required Percentage--Amendment of the aggregate Voting Rights of such Series or Class or (iii) reduce the percentage of aggregate Voting Rights required by
(ii), as described in (ii), without the consent of the Holders of all Certificates of such Series or Class then Outstanding and provided further that the Depositor shall furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, any such amendment would not affect the characterization of the Trust as a "grantor trust" for federal income tax purposes. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this
Section 10.1, Certificates registered in the name of the Depositor, or any Affiliate thereof, shall be entitled to Voting Rights with respect to matters affecting such Certificates; and provided further that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage--Amendment shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement. Notwithstanding any other provision of this Agreement, this Section 10.1(b) shall not be amended without the unanimous consent of the Holders of all such Certificates. The Trustee shall have no obligation to execute any amendment which it determines adversely affects its rights hereunder.

          (c) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification to each Certificateholder of the affected Series or Class and to the Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Section 10.2. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.3. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the applicable Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder of a given Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder of a given Series shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of breach and of the continuance thereof and unless also the Holders of Certificates of such Series evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder of each Series with every other Certificateholder of such Series and the Trustee, that no one or more Holders of Certificates of such Series shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates of such Series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY THEREIN WITHOUT REFERENCE TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.5. NOTICES. All directions, demands and notices hereunder shall be in writing and shall be delivered as set forth in the applicable Series Supplement. Any notice required to be provided to a Holder of a Registered Certificate shall be given by first class mail, postage prepaid, at the last address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. Any notice required to be given to a holder of a Bearer Certificate or Coupon shall be published in an Authorized Newspaper or Newspapers in such Place or Places of Distribution as may be specified for a given Series in the applicable Series Supplement, and such notice shall be deemed sufficient if published on two separate Business Days within two Business Days of the time prescribed in this Agreement.

          Section 10.6. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.7. NOTICE TO RATING AGENCY. The Trustee shall use its best efforts promptly to provide, or cause to be provided, notice to the Rating Agency with respect to each of the following of which it has actual knowledge:

            (i)     any change or amendment to this Agreement;

           (ii)     the  occurrence of any Administrator Termination
Event;

          (iii) the resignation or termination of an Administrator, if any, or the Trustee;

           (iv) the repurchase or substitution of Deposited Assets, if any, pursuant to Section 2.3;

            (v) the final payment to Holders of the Certificates of any Class;

           (vi)     any change in the location of the Certificate  Account;
and

          (vii) any event that would result in the inability of the Trustee to make Advances.

In addition, the Trustee shall promptly furnish, or cause to be furnished, to each Rating Agency copies of each report to Certificateholders described in Section 4.2 and the Administrator, if any, or otherwise the Trustee shall promptly furnish to each Rating Agency copies of the following:

            (i)     each  annual  statement  as  to compliance described in
Section 3.15; and

           (ii) each annual independent public accountants' servicing report described in Section 3.16.

Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address specified in the applicable Series Supplement.

          Section 10.8. GRANT OF SECURITY INTEREST. It is the express intent of the parties hereto that each conveyance of any Deposited Assets by the Depositor to the Trust be, and be construed as, a sale of the Deposited Assets by the Depositor and not a pledge of any Deposited Assets by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, any Deposited Assets are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of such Deposited Assets by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this
Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York, or such other State as may be specified in the related Series Supplement; (2) the conveyance provided for in Section 2.1 hereof shall be deemed to be a grant by the Depositor to the Trust of a security interest in all the Depositor's right, title and interest in and to such Deposited Assets and all amounts payable to the holders of such Deposited Assets in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the applicable Certificate Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to such Deposited Assets and the applicable Trust; and
(4) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trust a security interest in the Deposited Assets and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the Grant pursuant to Section 2.1 to be a true, absolute and unconditional sale of the Deposited Assets and assets constituting the applicable Trust by the Depositor to the Trustee. The Depositor and the Trust, upon request of the Depositor, shall to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Deposited Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the Deposited Assets remain outstanding. Without limiting the generality of the foregoing, the Trustee or the Administrator shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Deposited Assets, including (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Depositor or (3) any transfer of any interest of the Depositor in any Deposited Asset.

          Section 10.9.  NONPETITION COVENANT.   Notwithstanding  any prior
termination  of  this  Agreement,  each  of  the Trustee (including any Co-

Trustee)   the   Administrator,   if   any, and any Authenticating
Agent,    Calculation   Agent, or   Paying   Agent and the Depositor
agrees that it shall not, until the date which is one year and one day after the Closing Date acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

          Section 10.10. NO RECOURSE. Provided that there exists no default on the Deposited Assets, neither the Trustee (including any Co-Trustee), more any Administrator, Authenticating Agent, Calculation Agent, or Paying Agent nor the Depositor shall have any recourse to the Deposited Assets, except as specifically provided in the related Series Supplement.

          Section 10.11. ARTICLE AND SECTION  REFERENCES.   All article and
section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                          STRUCTURED PRODUCTS CORP.,
                            as Depositor,


                          By__________________________
                            Name:
                            Title:



                          DELAWARE TRUST CAPITAL MANAGEMENT, INC.
                            not in its individual capacity but solely as Trustee,

                          By__________________________
                            Name:
                            Title: